UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

FUSION PHARMACEUTICALS INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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FUSION PHARMACEUTICALS INC.

270 LONGWOOD ROAD SOUTH

HAMILTON, ONTARIO, CANADA L8P 0A6

(289) 799-0891

NOTICE OF 2021 ANNUAL MEETING OF

SHAREHOLDERS

To Be Held on June 4, 2021

To Our Shareholders:

You are cordially invited to attend the 2021 Annual Meeting of Shareholders of Fusion Pharmaceuticals Inc. (the “Annual Meeting”). To support the health and well-being of our shareholders, employees and directors in light of the coronavirus (“COVID-19”) pandemic, the Annual Meeting will be held online on Friday, June 4, 2021 at 10:00 a.m., Eastern time. You may attend the meeting virtually by registering at https://www.proxydocs.com/FUSN, where you will be able to vote electronically and submit questions, subject to the registration procedures set forth below.

Only shareholders who owned common shares at the close of business on April 9, 2021 can vote at the Annual Meeting or any adjournment that may take place. At the Annual Meeting, the shareholders will consider and vote on the following matters:

1.

To elect nine directors, each to serve until the next annual meeting of shareholders and until his or her respective successors is duly elected and qualified, or such director’s earlier death, resignation, or removal;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and

4.	To transact any other business that may properly come before the Annual Meeting or any adjournment thereof.

As noted above, our Annual Meeting will be a “virtual meeting” of shareholders, which will be conducted exclusively via the Internet. There will not be a physical meeting location, and shareholders will not be able to attend the Annual Meeting in person. You may attend the Annual Meeting via the Internet, vote your shares during the Annual Meeting and submit questions before the Annual Meeting by registering at https://www.proxydocs.com/FUSN.

In order to attend the meeting online, vote your shares electronically during the meeting and submit questions before the meeting, registered shareholders must register in advance at https://www.proxydocs.com/FUSN using the control number located in the box in the upper right-hand corner of your proxy card or in the body of the e-mail notification you received. Most of our shareholders do not hold shares directly in their own name but instead are non-registered shareholders who beneficially own shares that are held by an intermediary, such as their bank, trust company, securities broker, trustee or other nominee. If you are a non-registered shareholder and wish to attend the meeting online, vote your shares electronically during the meeting and submit questions before the meeting, you must appoint yourself as your proxyholder following the procedures provided to you by your intermediary and register in advance at https://www.proxydocs.com/FUSN . Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you to access the meeting and will permit you to submit questions. Further information about how to attend the Annual Meeting online, vote your shares and submit questions is included in the accompanying proxy statement.

You can find more information, including the nominees for director, in the proxy statement for the Annual Meeting, which is attached and also available for viewing, printing and downloading at https://www.proxydocs.com/FUSN. As outlined in the attached proxy statement, the board of directors recommends that you vote in favor of each director nominee in proposal one and in favor of proposal two.

Shareholders of record at the close of business on April 9, 2021, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting. A complete list of registered shareholders will be available to shareholders of record during the Annual Meeting.

Your vote is very important, regardless of the number of shares you own. Whether or not you expect to attend the Annual Meeting, please vote your shares by proxy in advance of the Annual Meeting to ensure your representation and the presence of a quorum at the Annual Meeting. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting.

If you are a shareholder of record, you may vote your shares by proxy in advance of the Annual Meeting on the Internet by visiting https://www.proxypush.com/FUSN, by telephone by calling 866-834-5856 and following the recorded instructions or by completing, signing, dating, and returning a proxy card. If you mail your proxy card or vote by telephone or the Internet and then decide to vote your shares online during the Annual Meeting, you may still do so provided you register in advance at https://www.proxydocs.com/FUSN. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

If you are a non-registered shareholder, you will receive instructions from the holder of record that you must follow in order to vote your shares by proxy in advance of the Annual Meeting.

Thank you for your ongoing support and continued interest in Fusion Pharmaceuticals Inc.

By Order of the Board of Directors,

John Valliant

Chief Executive Officer

Hamilton, Ontario

April 27, 2021

i

270 LONGWOOD ROAD SOUTH

HAMILTON, ONTARIO, CANADA L8P 0A6

(289) 799-0891

PROXY STATEMENT

2021 ANNUAL MEETING OF SHAREHOLDERS

To Be Held on June 4, 2021

This proxy statement contains information about the 2021 Annual Meeting of Shareholders of Fusion Pharmaceuticals Inc. (the “Annual Meeting”), to be held on Friday, June 4, 2021 at 10:00 a.m., Eastern Time. To support the health and well-being of our shareholders, employees and directors in light of the coronavirus (“COVID-19”) pandemic, the meeting will be held online via live webcast. In order to attend the Annual Meeting, you must register at https:www.proxydocs.com/FUSN. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting. There will not be a physical meeting location, and shareholders will not be able to attend the Annual Meeting in person. Further information about how to attend the Annual Meeting online is included in this proxy statement below. Except where the context otherwise requires, references to “Fusion Pharmaceuticals,” “Fusion,” “company,” “we,” “us,” “our” and similar terms refer to Fusion Pharmaceuticals Inc. and its consolidated subsidiaries.

This proxy statement summarizes information about the proposals to be considered at the meeting and other information you may find useful in determining how to vote. We are making this proxy statement, the related proxy card and our annual report to shareholders for the fiscal year ended December 31, 2020, available to shareholders for the first time on or about April 27, 2021.

This proxy statement and our 2020 Annual Report are

available for viewing, printing and downloading at https://www.proxydocs.com/FUSN.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as filed with the Securities and Exchange Commission, or SEC, and with Canadian securities regulators, except for exhibits, will be furnished without charge to any shareholder upon written request to Fusion Pharmaceuticals Inc., 270 Longwood Road South, Hamilton, Ontario. Canada L8P 0A6, Attention: Investor Relations. Exhibits will be provided upon written request and payment of an appropriate processing fee. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 are also available on the SEC’s website at www.sec.gov and on SEDAR at www.sedar.com.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q.	Why did I receive these proxy materials?

A.

Our board of directors has made these proxy materials available to you on the Internet in connection with our board of directors’ solicitation of proxies for use at our Annual Meeting , which will be held virtually on Friday, June 4, 2021 at 10:00 a.m., Eastern Time. As a holder of record of common shares as of the close of business on April 9, 2021, you are invited to attend the Annual Meeting virtually and are requested to vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under SEC rules, Canadian securities laws and the Canada Business Corporations Act, or the CBCA, and is designed to assist you in voting your shares.

Q.	What is the purpose of the Annual Meeting?

A.	At the Annual Meeting, shareholders will consider and vote on the following matters:

1.

The election of nine directors, each to serve until the next annual meeting of shareholders and until his or her respective successors is duly elected and qualified, or such director’s earlier death, resignation, or removal (proposal 1);

2.	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 (proposal 2); and

3.	To transact any other business that may properly come before the Annual Meeting or any adjournment thereof.

Q:	Why is the 2021 Annual Meeting a virtual, online meeting?

A:

To support the health and well-being of our shareholders, employees and directors in light of the COVID-19 pandemic, our Annual Meeting will be a virtual meeting of shareholders where shareholders will participate by accessing a website using the Internet. There will not be a physical meeting location. In light of the public health and safety concerns related to the COVID-19 pandemic, we believe that hosting a virtual meeting will facilitate shareholder attendance and participation at our Annual Meeting by enabling shareholders to safely participate from any location around the world. We have designed the virtual Annual Meeting to provide the same rights and opportunities to participate as shareholders have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform.

Q:	How do I attend the virtual Annual Meeting?

A:

The Annual Meeting will be a virtual meeting and you may not attend in person. In order to attend the meeting online, you must register in advance at https://www.proxydocs.com/FUSN. You or your proxyholder may attend the Annual Meeting online by following the instructions you or your proxyholder receive once registration is complete. The meeting will start at 10:00 a.m., Eastern Time, on June 4, 2021.

Online registration will begin at 5:00 p.m., Eastern Time on April 27, 2021, and you should allow ample time for the online registration.

Upon completing your registration, you or your proxyholder will receive further instructions via email, including a unique link that will allow access to the meeting and enable you or your proxyholder to have the ability to submit questions. Please be sure to follow instructions found on your proxy card and/or voting authorization form and subsequent instructions that will be delivered to you via email.

You or your proxyholder may log on to the virtual meeting starting one hour before it begins. If you or your proxyholder encounter any difficulties accessing the virtual meeting during check-in or at the time of the virtual meeting, please contact technical support, whose contact information will be included in the email containing the unique link granting access into the meeting. There will be technicians standing by and ready to assist you with any technical difficulties you may have accessing the virtual meeting starting at 9:00 a.m., Eastern Time, on June 4, 2021.

Please note that you or your proxyholder can only access the virtual Annual Meeting via your unique link to the Annual Meeting that will be emailed to you or your proxyholder at 9:00 a.m., Eastern Time, on June 4, 2021 if registration was properly submitted.

Q.	How do I submit a question at the Annual Meeting?

A:

If you or your proxyholder wish to submit a question during the Annual Meeting, you or your proxyholder must log into the virtual meeting platform using the unique link provided to you or your proxyholder via email following the completion of your registration at https://www.proxydocs.com/FUSN, type your question into the “Ask a Question” field, and click “Submit”. Our virtual meeting will be governed by our Rules of Conduct which will be posted in advance of the meeting. The Rules of Conduct will address the ability of shareholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized and disclosed to meeting participants.

Q:	Who can vote at the Annual Meeting?

A.

To be entitled to vote, you must have been a shareholder of record at the close of business on April 9, 2021, the record date for our Annual Meeting. A total of 42,445,181 common shares outstanding and entitled to vote at the Annual Meeting as of the record date.

Q.	How many votes do I have?

A.	Each common share that you own as of the record date will entitle you to one vote on each matter considered at the Annual Meeting.

Q.	How do I vote?

A.

If you are the “record holder” of your shares, meaning that your shares are registered in your name in the records of our transfer agent, American Stock Transfer & Trust Company, LLC, you may vote your shares at the meeting in person or by proxy as follows:

(1)

Via the Internet prior to the Annual Meeting: To vote over the Internet prior to the Annual Meeting, please go to the following website: www.proxypush.com/FUSN, and follow the instructions at that site for submitting your proxy electronically. If you vote your proxy over the Internet prior to the Annual Meeting, you do not need to complete and mail your proxy card or vote your proxy by telephone.

(2)

By Telephone: To vote by telephone, please call (866) 834-5856, and follow the instructions provided on the proxy card. If you vote by telephone, you do not need to complete and mail your proxy card or vote your proxy over the Internet.

(3)

By Mail: To vote by mail, you must mark, sign and date the proxy card and then mail the proxy card in accordance with the instructions on the proxy card. If you vote by mail, you do not need to vote over the Internet or by telephone. If you return your proxy card but do not specify how you want your shares voted on any particular matter, they will be voted in accordance with the recommendations of our board of directors.

(4)

Via the Internet during the Annual Meeting. In order to vote during the virtual meeting, you must register in advance at https://www.proxydocs.com/FUSN. You may then attend the Annual Meeting virtually and vote online by logging into the virtual meeting platform using the unique link provided to you via email following the completion of your registration at https://www.proxydocs.com/FUSN. If you vote your proxy prior to the Annual Meeting and choose to attend the Annual Meeting online, there is no need to vote again during the Annual Meeting unless you wish to change your vote.

If you are a non-registered shareholder because our shares are held in “street name”, meaning they are held for your account by an intermediary, such as a broker, bank or other nominee, then your intermediary that actually holds the shares for you is the record holder and is required to vote the shares it holds on your behalf according to your instructions. You will receive the proxy materials, as well as voting and revocation instructions, from your intermediary or its agent. You may vote your shares at the meeting by proxy by following the instructions that your broker, bank or other nominee provides you. If you wish to vote your shares virtually at the Annual Meeting, you must:

(1)

Appoint yourself as your proxyholder: U.S. non-registered shareholders—follow the instructions your intermediary has provided in the voting instruction form sent to you about how to request that a legal proxy to appoint you as a proxyholder, or contact your intermediary right away to request a legal proxy form if you have not received a voting instruction form. Your intermediary may send to you a legal proxy that you may be required to submit prior to the Annual Meeting, but do follow the instructions you receive. Canadian non-registered shareholders—print your name in the blank space provided for appointing a proxyholder on the voting instruction form and follow the instructions provided by your intermediary for mailing your voting instructions. Your intermediary may allow you to do this online or by telephone instead. Do not complete the voting section because you will vote in real time at the meeting. You need to act promptly to allow enough time for your intermediary to receive your instructions and to forward them so that you can register to vote at the Annual Meeting.

(2)	Register your proxyholder: After you have appointed yourself as proxyholder, you must register in advance at https://www.proxydocs.com/FUSN.

(3)

Log In to the virtual Annual Meeting. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you to access the meeting and will permit you to submit questions. You may attend the Annual Meeting virtually and vote online by logging into the virtual meeting platform using the unique link provided to you via email.

If you do not give instructions to your broker, bank or other nominee, and your intermediary does not have discretionary authority to vote the non-registered shareholder’s shares on the matter, or elects not to vote in the absence of instructions from the non-registered shareholder, no votes will be cast on your behalf with respect to such item (a “broker non-vote”). If you are a non-registered shareholder whose common shares are held of record by a broker authorized to trade on Nasdaq, Nasdaq rules permit your broker to exercise discretionary voting authority with respect to certain “discretionary” items. The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm (proposal 2) is considered a discretionary item under such rules. All of the other matters being put to a vote are “non-discretionary” items. Accordingly, under Nasdaq rules your broker may not vote your shares with respect to these other matters.

If you have not completed the steps outlined above, you may still attend the meeting as a guest. However, you will not be able to vote your shares at the meeting.

Q.	How do I appoint a proxyholder?

A.

Your proxyholder is the person you appoint to cast your votes on your behalf. You can choose anyone you want to be your proxyholder; it does not have to be either of the persons we have designated in the proxy card, nor does it have to be a shareholder.

Since the Annual Meeting will take place virtually, the process for appointing another person as your proxyholder (other than the board nominated proxies named in the proxy card) to access the Annual Meeting and vote on your behalf is different than it would be for an in-person meeting. If you would like your proxyholder to attend and vote at the virtual Annual Meeting on your behalf, you must:

(1)	Appoint your proxyholder: U.S. non-registered shareholders—follow the instructions your intermediary has provided in the voting instruction form sent to you about how to request that a legal proxy to appoint someone else as a proxyholder, or contact your intermediary right away to request a legal proxy form if you have not received a voting instruction form. Your intermediary may send to you a legal proxy that you may be required to submit prior to the Annual Meeting, but do follow the instructions you receive. Canadian non-registered shareholders—print the name of your proxyholder in the blank space provided for appointing a proxyholder on the voting instruction form and follow the instructions provided by your intermediary for mailing your voting instructions. Your intermediary may allow you to do this online or by telephone instead. Do not complete the voting section because you will vote in real time at the meeting. You need to act promptly to allow enough time for your intermediary to receive your instructions and to forward them so that you can register your proxyholder to vote at the Annual Meeting.

(2)	Register your proxyholder: After you have appointed your proxyholder, you must register your proxyholder in advance at https://www.proxydocs.com/FUSN.

Upon completing your registration, your proxyholder will receive instructions via email, including a unique link that will allow your proxyholder to access the meeting and will permit your proxyholder to submit questions. Your proxyholder may attend the Annual Meeting virtually and vote online by logging into the virtual meeting platform using the unique link provided to them via email.

Q.	Can I change my vote?

A.

If your shares are registered directly in your name, you may revoke your proxy and change your vote at any time before the vote is taken at the Annual Meeting. To do so, you must do one of the following:

(1)	Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted.

(2)	Sign and return a new proxy card. Only your latest dated proxy card will be counted.

(3)

Attend the Annual Meeting virtually and vote online as instructed above. Attending the Annual Meeting virtually will not, by itself, revoke your Internet vote, telephone vote or proxy card submitted by mail, as the case may be. Your prior vote will be revoked only to the extent you vote on-line at the Annual Meeting.

(4)	Notify our corporate secretary in writing notice before the Annual Meeting that you want to revoke your proxy.

If your shares are held in “street name” and you are a non-registered shareholder, you may submit new voting instructions with a later date by contacting your broker, bank or other nominee. You must provide any new voting instructions prior to the deadline specified by your intermediary to ensure your shares are voted in the way you prefer.

Q.	How many shares must be represented to have a quorum and hold the Annual Meeting?

A.

A majority of our common shares outstanding at the record date must be present in person or represented by proxy to hold the Annual Meeting. This is called a quorum. For purposes of determining whether a quorum exists, we count as present any shares that are voted over the Internet, by telephone or by submitting a proxy card or that are represented in person at the meeting. Further, for purposes of establishing a quorum, we will count as present shares that a shareholder holds even if the shareholder votes to abstain or only votes on one of the proposals. In addition, we will count as present shares held in “street name” by brokers who indicate on their proxies that they do not have authority to vote those shares. If a quorum is not present, we expect to adjourn the Annual Meeting until we obtain a quorum.

Q.	What vote is required to approve each matter and how are votes counted?

A.

Proposal 1—Election of Directors. Under our general by-laws, or by-laws, the nine nominees for director who receive the highest number of votes FOR election will be elected as directors. This is called a plurality. Abstentions are not counted for purposes of electing directors. If your shares are held by your broker, bank or other nominee in “street name” and you do not vote your shares, your broker may not vote your unvoted shares on Proposal 1. You may:

•	vote FOR all nominees;

•	WITHHOLD your vote from all nominees; or

•

vote FOR one or more nominees and WITHHOLD your vote from one or more of the others. Votes that are withheld will not be included in the vote tally for the election of directors and will not affect the results of the vote.

Proposal 2—Ratification of the Appointment of Independent Registered Public Accounting Firm

The affirmative vote of the holders of common shares representing a majority of the votes cast on the matter is required to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

Shares which abstain from voting and “broker non-votes” with respect to a matter will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on the voting on the proposals referenced above.

Q.	Who will count the vote?

A.	The votes will be counted, tabulated and certified by Mediant Communications Inc.

Q.	How does the board of directors recommend that I vote on the proposals?

A.	Our board of directors recommends that you vote:

FOR the election of directors; and

FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

Q.	Are there other matters to be voted on at the Annual Meeting?

A.

We do not know of any matters that may come before the Annual Meeting other than the matters noted above. If any other matters are properly presented at the Annual Meeting, the persons named in the accompanying proxy card intend to vote, or otherwise act, in accordance with their judgment on the matter.

Q.	Where can I find the voting results?

A.

We plan to announce preliminary voting results at the Annual Meeting and will report final voting results in a Current Report on Form 8-K, or Form 8-K, that we expect to file with the SEC within four business days, and promptly with Canadian securities regulators, following the conclusion of our Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results, and within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Q.	How are proxies solicited for the Annual Meeting and what are the costs of soliciting these proxies?

A.

Our board of directors is soliciting proxies for use at the Annual use by means of the proxy materials. We will bear the cost of proxy solicitation by the board of directors. In addition to solicitation by mail, our directors, officers and employees may solicit proxies by telephone, e-mail, facsimile and in person without additional compensation being paid by us. We will reimburse brokers, banks or other nominees holding shares in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to non-registered shareholders, including non-registered shareholders who object to the disclosure of their ownership by their intermediary.

Q.	I share an address with another shareholder, and we received only one paper copy of proxy materials. How may I obtain an additional copy of the proxy materials?

A.

Intermediaries are permitted to adopt a procedure called “householding,” which has been approved by the SEC. Under this procedure, your intermediary may deliver a single notice and, if applicable, the proxy materials, will be delivered to multiple shareholders sharing an address unless contrary instructions have been received. Once you have received notice from your intermediary that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If you prefer to receive multiple copies of the proxy materials at the same address you can request additional copies by contacting your broker or contacting us at our principal executive offices, Fusion Pharmaceuticals Inc., 270 Longwood Road South, Hamilton, Ontario, Canada L8P 0A6, Attn: Investor Relations, telephone: (289) 799-0891.

OWNERSHIP OF OUR COMMON SHARES

Unless otherwise provided below, the following table sets forth information regarding beneficial ownership of our common shares as of April 1, 2021 by:

•	each person, or group of affiliated persons, known to us to be the beneficial owner of 5% or more of the outstanding common shares;

•	each of our current directors;

•

our principal executive officer and our other executive officers who served during the year ended December 31, 2020, named in the Summary Compensation table below, whom, collectively, we refer to as our named executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with SEC rules. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include common shares issuable upon the exercise of stock options that are immediately exercisable or exercisable within 60 days after April 1, 2021. Except as otherwise indicated, all of the shares reflected in the table are common shares and all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.

The column entitled “Percentage of Shares Beneficially Owned” is based on a total of 42,445,181 common shares outstanding as of April 1, 2021. Except as otherwise indicated in the footnotes below, the address of the beneficial owner is c/o Fusion Pharmaceuticals Inc., 270 Longwood Road South, Hamilton, Ontario, Canada L8P 0A6.

	Number of Common Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or Greater Shareholders
HealthCap VII L.P.(1)	3,915,176	9.22%
Johnson & Johnson Innovation – JJDC, Inc.(2)	3,848,752	9.07%
Entities affiliated with Adams Street Partners, LLC(3)	3,598,714	8.48%
Varian Medical Systems, Inc.(4)	3,256,972	7.67%
FMR LLC.(5)	3,129,434	7.37%
Canada Pension Plan Investment Board(6)	3,116,966	7.34%
OrbiMed Private Investments VII, LP(7)	2,997,981	7.06%
TPG Biotechnology Partners V, L.P.(8)	2,691,078	6.34%

	Number of Common Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Directors, Named Executive Officers and Other Executive Officers
John Valliant, Ph.D(9)	1,721,812	4.0%
Eric Burak, Ph.D.(10)	331,546	*
John Crowley(11)	241,331	*
James O’Leary, M.D.(12)	102,944	*
Donald Bergstrom, M.D. Ph.D. .(13)	1,899	*
Pablo Cagnoni, M.D.(14)	79,672	*
Johan Christenson, M.D., Ph.D. .(15)	9,167	*
Barbara Duncan(16)	5,833	*
Steve Gannon(17)	75,755	*
Chau Q. Khuong.(18)	9,167	*
Philina Lee, Ph.D. .(19)	2,500	*
Heather Preston, M.D. .(20)	17,990	*
All executive officers and directors as a group (14 persons)	2,599,616	6.12%

*	Represents beneficial ownership of less than 1% of our outstanding common shares.
(1)

Consists of: (a) 3,807,247 common shares owned by HealthCap VII, L.P., a Delaware limited partnership (the “Fund”) and (b) 107,929 common shares underlying warrants held by the Fund. HealthCap VII GP S.A., a corporation organized under the laws of Switzerland (the “General Partner”) is the sole general partner of the Fund and has voting and investment control over the equity. Johan Christenson, M.D., Ph.D. is a Partner of HealthCap Advisor AB, acting as advisor to HealthCap Advisor AB and a member of our Board of Directors. Dr. Christenson disclaims beneficial ownership of all shares held by HealthCap VII L.P. except to the extent of his pecuniary interest therein. The principal business address of HealthCap VII L.P. is 18 Avenue d’Ouchy, Lausanne, Switzerland CH-1006. The information presented here is based on a Schedule 13D filed on July 10, 2020.

(2)

Consists of: (a) 3,759,634 common shares issuable and (b) 89,118 common shares underlying warrants. Johnson & Johnson Innovation – JJDC, Inc., a New Jersey corporation, or JJDC, is a wholly owned subsidiary of Johnson & Johnson, a New Jersey corporation, or J&J. J&J may be deemed to indirectly beneficially own the shares that are directly beneficially owned by JJDC. The principal business address of J&J is One Johnson & Johnson Plaza, New Brunswick, NJ 08933, and the principal business address of JJDC is 410 George Street, New Brunswick, NJ 08901. The information presented here is based on a Schedule 13G filed on July 6, 2020.

(3)

Adams Street 2014 Direct Fund LP (“AS 2014”) is the record owner of 561,424 common shares of the Issuer. Adams Street 2015 Direct Venture/Growth Fund LP (“AS 2015”) is the record owner of 430,956 common shares of the Issuer. Adams Street 2016 Direct Venture/Growth Fund LP (“AS 2016”) is the record owner of shares of 418,034 common shares of the Issuer. Adams Street 2017 Direct Venture/Growth Fund LP (“AS 2017”) is the record owner of shares of 625,766 common shares of the Issuer. Adams Street Venture/Growth Fund VI LP (“AS VG VI”) is the record owner of 1,456,569 shares of common shares of the Issuer. Also includes 105,956 common shares underlying warrants held by several of these entities. The common shares owned by AS 2014, AS 2015, AS 2016, AS 2017 and AS VG VI (the “Shares”) may be deemed to be beneficially owned by Adams Street Partners, LLC, the managing member of the general partner of the general partner of each of AS 2014, AS 2015, AS 2016, AS 2017 and AS VG VI. Thomas S. Bremner, Jeffrey T. Diehl, Elisha P. Gould, Robin Murray and Fred Wang, each of whom is a partner of Adams Street Partners, LLC (or a subsidiary thereof), may be deemed to have shared voting and investment power over the Shares. Adams Street Partners, LLC and Thomas S. Bremner, Jeffrey T. Diehl, Elisha P. Gould, Robin Murray and Fred Wang disclaim beneficial ownership of the Shares except to the extent of their pecuniary interest therein. The principal business address of Adams Street Partners, LLC is One North

Wacker Drive, Suite 2700, Chicago, IL 60606-2823. The information presented here is based on a Schedule 13G filed on February 10, 2021.
(4)	The principal business address of Varian Medical Systems, Inc. is 3100 Hansen Way, Palo Alto, CA 94304. The information presented here is based on a Schedule 13G filed on February 9, 2021.
(5)

FMR LLC (“FMR”) reports that it is a parent holding company and has the sole voting power of 414 common shares and sole dispositive power of 1,968,748 common shares. Edward C. Johnson 3d is a Director and the Chairman of FMR and Abigail P. Johnson is a Director, the Vice Chairman and the President of FMR. Members of the family of Edward C. Johnson 3d, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR, representing 49% of the voting power of FMR. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR. The address for each of the individuals and entities listed above is 245 Summer Street, Boston, MA 02210. This information is based on a Schedule 13G filed by FMR with the SEC on February 8, 2021.

(6)

Consists of 3,116,966 common shares held by the Canadian Pension Plan Investment Board (the “CPPIB”). The principal business address of Canada Pension Plan Investment Board is One Queen Street East, Suite 2500, Toronto, Ontario, M5C 2W5. The information presented here is based on a Schedule 13G filed on February 4, 2021.

(7)	Consists of: (a) 2,930,670 common shares and (b) 67,311 common shares underlying warrants.

OrbiMed Capital GP VII LLC (“OrbiMed GP”) is the general partner of OrbiMed Private Investments VII, LP (“OPI VII”), pursuant to the terms of the limited partnership agreement of OPI VII. Pursuant to this agreement and relationship, OrbiMed GP has discretionary investment management authority with respect to the assets of OPI VII. Such authority includes the power to vote and otherwise dispose of securities held by OPI VII. The number of outstanding Shares of the Issuer attributable to OPI VII is 2,997,981 Shares, including warrants to purchase 67,311 Shares. OrbiMed GP, pursuant to its authority under the limited partnership agreement of OPI VII, may be considered to hold indirectly 2,997,981 Shares, including warrants to purchase 67,311 Shares.

OrbiMed Advisors LLC (“OrbiMed Advisors”) is the managing member of OrbiMed GP, pursuant to the terms of the limited liability company agreement of OrbiMed GP. Pursuant to these agreements and relationships, OrbiMed Advisors and OrbiMed GP have discretionary investment management authority with respect to the assets of OPI VII. Such authority includes the power of OrbiMed GP to vote and otherwise dispose of securities held by OPI VII. The number of outstanding Shares attributable to OPI VII is 2,997,981 Shares, including warrants to purchase 67,311 Shares. OrbiMed Advisors, pursuant to its authority under the terms of the limited liability company agreement of OrbiMed GP, may also be considered to hold indirectly 2,997,981 Shares, including warrants to purchase 67,311 Shares.

OrbiMed Capital LLC (“OrbiMed Capital”) is the investment advisor to OrbiMed Partners Master Fund Limited (“OPM”) and The Biotech Growth Trust PLC (“BIOG”). OrbiMed Capital may be deemed to have voting and investment power over the securities held by OPM and BIOG. Such authority includes the power of OrbiMed Capital to vote and otherwise dispose of securities held by OPM and BIOG. The number of outstanding Shares attributable to OPM is 192,100 and to BIOG is 102,100 Shares. OrbiMed Capital, as the investment advisor to OPM and BIOG, may also be considered to hold indirectly 294,100 Shares.

Chau Khuong (“Khuong”), an employee of OrbiMed Advisors, is a member of the Board of Directors of the Issuer and, accordingly, OrbiMed Advisors and OrbiMed GP may have the ability to affect and influence control of the Issuer. From time to time, Khuong may receive stock options or other awards of equity-based compensation pursuant to the Issuer’s compensation arrangements for non-employee directors. Pursuant to an agreement with OrbiMed Advisors and OrbiMed GP, Khuong is obligated to transfer any securities issued under any such stock options or other awards, or the economic benefit thereof, to OrbiMed Advisors and OrbiMed GP, which will in turn ensure that such securities or economic benefits are provided to OPI VII.

OrbiMed Capital has its principal offices at 601 Lexington Avenue, 54th Floor, New York, New York 10022. The principal business address of OrbiMed Advisors, 601 Lexington Avenue 54th Floor, New York, NY 10022. The information presented here is based on a Schedule 13D filed on July 7, 2020.

(8)

Consists of: (a) 2,621,436 common shares and (c) 69,642 common shares underlying warrants. TPG Group Holdings (SBS) Advisors, Inc., a Delaware corporation (“Group Advisors”) is the sole member of TPG Group Holdings (SBS) Advisors, LLC, a Delaware limited liability company, which is the general partner of TPG Group Holdings (SBS), L.P., a Delaware limited partnership, which is the sole member of TPG Holdings I-A, LLC, a Delaware limited liability company, which is the general partner of TPG Holdings I, L.P., a Delaware limited partnership, which is the sole member of TPG Biotech GenPar V Advisors, LLC, a Delaware limited liability company, which is the general partner of TPG Biotechnology GenPar V, L.P., a Delaware limited partnership, which is the general partner of TPG Biotechnology Partners V, L.P., a Delaware limited partnership (“TPG Biotech V”), which directly holds (i) 2,551,794 Common Shares and (ii) 371,819 Class B Preferred Share Purchase Warrants (the “Warrants”) of the Issuer. Pursuant to the Warrant Certificate of the Warrants (the “Warrant Certificate”), each Warrant is exercisable for 0.1873 Common Shares at an initial exercise price of $1.5154. Each Warrant is exercisable at any time prior to the earlier of (i) January 10, 2022, (ii) the date on which certain liquidation events or share sales occur, and (iii) the date upon which the holder becomes a defaulting purchaser under the terms of a subscription agreement.

Because of the relationship of Group Advisors to TPG Biotech V, Group Advisors may be deemed to beneficially own the securities reported herein. Messrs. David Bonderman and James G. Coulter are sole shareholders of Group Advisors. Because of the relationship of Messrs. Bonderman and Coulter to Group Advisors, each of Messrs. Bonderman and Coulter may be deemed to beneficially own the securities reported herein. Messrs. Bonderman and Coulter disclaim beneficial ownership of the securities reported herein except to the extent of their pecuniary interest therein. The principal business address of TPG Group Holdings (SBS) Advisors, Inc. and Messrs. Bonderman and Coulter is 301 Commerce Street, Suite 3300, Fort Worth, TX 76102. The information presented here is based on a Schedule 13D filed on July 10, 2020.

(9)

Consists of: (a) 531,934 common shares held by Valliant Consulting and Management Inc., of which Dr. Valliant is the beneficial owner and (b) 1,189,878 common shares issuable upon the exercise of options exercisable within 60 days of April 1, 2021.

(10)	Consists of: (a) 38,490 common shares and (b) 293,056 common shares issuable upon the exercise of options exercisable within 60 days of April 1, 2021.
(11)	Consists of: (a) 6,500 common shares and (b) 234,831 common shares issuable upon the exercise of options exercisable within 60 days of April 1, 2021.
(12)	Consists of (a) 300 common shares and (b) 102,644 common shares issuable upon the exercise of options exercisable within 60 days of April 1, 2021.
(13)	Consists of 1,899 common shares issuable upon the exercise of options exercisable within 60 days of April 1, 2021.
(14)	Consists of 79,672 common shares issuable upon the exercise of options exercisable within 60 days of April 1, 2021.
(15)	Consists of 9,167 common shares issuable upon the exercise of options exercisable within 60 days of April 1, 2021.
(16)	Consists of 5,833 common shares issuable upon the exercise of options exercisable within 60 days of April 1, 2021.
(17)	Consists of 75,755 common shares issuable upon the exercise of options exercisable within 60 days of April 1, 2021.
(18)	Consists of 9,167 common shares issuable upon the exercise of options exercisable within 60 days of April 1, 2021.
(19)	Consists of 2,500 common shares issuable upon the exercise of options exercisable within 60 days of April 1, 2021.
(20)	Consists of (a) 8,823 common shares and (b) 9,167 common shares issuable upon the exercise of options exercisable within 60 days of April 1, 2021.

PROPOSAL 1

ELECTION OF DIRECTORS

Our board of directors is elected each year at the annual meeting of shareholders. Each director elected to hold office will do so until the 2022 annual meeting of shareholders (the “2022 Annual Meeting”) and until his or her successor is elected and qualified, or until such director’s earlier death, resignation or removal.

On October 30, 2020, Damian Lamb, Ph.D., informed our board of directors that he would resign as a member of the board of directors effective immediately. On October 30, 2020, upon recommendation of the Nominating and Corporate Governance Committee of our board of directors, our board of directors elected Barbara Duncan as the chairperson of our board. Ms. Duncan was originally proposed to the Nominating and Corporate Governance Committee by an outside search firm.

On February 11, 2021, upon recommendation of the Nominating and Corporate Governance Committee of our board of directors, our board of directors increased the Board size to eight from seven and elected Philina Lee, Ph.D. as a member of our board. Dr. Lee was originally proposed to the Nominating and Corporate Governance Committee by an outside search firm.

On April 1, 2021, upon recommendation of the Nominating and Corporate Governance Committee of our board of directors, our board of directors increased the Board size to nine from eight and elected Donald Bergstrom, M.D., Ph.D. as a member of our board. Dr. Bergstrom was originally proposed to the Nominating and Corporate Governance Committee by an outside search firm.

The board of directors, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated Donald Bergstrom, M.D., Ph.D., Pablo Cagnoni, M.D., Johan Christenson, Ph.D., Barbara Duncan, Steve Gannon, Philina Lee, Ph.D., Chau Khuong, Heather Preston, M.D., and John Valliant, Ph.D. for election as a director. Each person nominated for election to our board of directors is currently serving as a director of Fusion.

Each nominee has agreed to serve if elected, and we do not know any reason why any nominee would be unable to serve. In the event that any nominee should be unavailable for election, proxies will be voted for the election of a substitute nominee designated by the board of directors or for election of only the remaining nominees.

Unless authority to do so is withheld, shares represented by executed proxies will be voted for the election of the nine nominees named below. Proxies cannot be voted for a greater number of persons than the number of nominees standing for election.

Vote Required

The election of directors requires a plurality vote of our common shares present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. Broker non-votes will have no effect on this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH DIRECTOR NOMINEE TO SERVE UNTIL THE 2022 ANNUAL MEETING.

DIRECTOR BIOGRAPHIES

Below are the names, ages and certain other information for each member of the board. Information with respect to the number of common shares beneficially owned by each director as of April 9, 2021 appears above under the heading “Ownership of Our Common Shares.” There are no familial relationships among any of our directors, nominees for director and executive officers. In addition to the detailed information presented below for each of our directors, we also believe that each of our directors is qualified to serve on our board and has the integrity, business acumen, knowledge and industry experience, diligence, freedom from conflicts of interest and the ability to act in the interests of our shareholders.

Donald Bergstrom, M.D., Ph.D., age 49, has served as a member of our board of directors since April 2021. Since April 2018, Dr. Bergstrom has served as s Executive Vice President, Head of Research and Development at Relay Therapeutics, Inc., a publicly-traded clinical-stage precision medicines company deploying cutting-edge experimental and computational tools to discover medicines against intractable targets. Prior to joining Relay Therapeutics in 2018, Dr. Bergstrom was Senior Vice President, Chief Medical Officer at Mersana Therapeutics, Inc., a publicly-traded clinical-stage biopharmaceutical company discovering and developing novel antibody-drug-conjugates for the treatment of cancer, from 2014 to 2018. Prior to Mersana, Dr. Bergstrom was global head of translational and experimental medicine at Sanofi Oncology. Prior to Sanofi, he held roles of increasing responsibility in oncology translational medicine and early clinical development at Merck Research Laboratories. Dr. Bergstrom does not currently serve on any other public company board of directors. Dr. Bergstrom holds an M.D. and a Ph.D. from the University of Washington, Seattle and a B.A. from the Johns Hopkins University. We believe Dr. Bergstrom is qualified to serve on our board of directors because of his experience in the biotechnology industry.

Pablo Cagnoni, M.D., age 58, has served as a member of our board of directors since December 2019. Since June 2018, Dr. Cagnoni has served as the President and Chief Executive Officer and a member of the board of directors of Rubius Therapeutics, Inc., a biotechnology company. From 2015 until 2018, Dr. Cagnoni served as President and Chief Executive Officer of Tizona Therapeutics, Inc., a privately held biotechnology company, and as a member of its board of directors from 2015 to March 2021. Dr. Cagnoni previously served as President of Onyx Pharmaceuticals, Inc., a biopharmaceutical company, from 2013 to 2015. Dr. Cagnoni has previously served as a member of the board of directors of CRISPR Therapeutics AG and Harpoon Therapeutics, Inc. Dr. Cagnoni received an M.D. from the University of Buenos Aires School of Medicine and completed post-doctoral work in Hematology and Oncology at the Mount Sinai Medical Center in New York and in Stem Cell Transplantation at the University of Colorado Health Sciences Center. We believe Dr. Cagnoni is qualified to serve on our board of directors because of his experience in the biotechnology industry.

Johan Christenson, M.D., Ph.D., age 62, has served as a member of our board of directors since February 2017. Dr. Christenson is a Partner of HealthCap Advisor AB. Prior to joining HealthCap Advisor AB in 2001, Dr. Christenson was with SEB Företagsinvest (the venture capital arm of SEB) to supervise its healthcare portfolio. He has senior management experience from Astra Pain Control as Project Director and AstraZeneca as Global Product Director and member of the global therapy area management team of pain and inflammation. Dr. Christenson serves as a member of the directors of Aprea Therapeutics, Inc., a clinical-stage oncology company. Dr. Christenson received his medical training at the Karolinska Institute and received his Ph.D. in Neuroscience in 1991. He served as a lecturer in Neuroscience and also held a position as Assistant Dean at the Karolinska Institute Graduate School for two years. Dr. Christenson has four years of clinical specialist training in pediatrics and pediatric neurology. We believe that Dr. Christenson is qualified to serve on our board of directors because of his extensive investment experience in the life sciences industry.

Barbara Duncan, age 56, has served as a member of our board of directors since November 2020. Ms. Duncan served at Intercept Pharmaceuticals, Inc. as Chief Financial Officer and Treasurer from May 2009 to June 2016. Ms. Duncan serves on the board of directors of Atea Pharmaceuticals, Inc. since November 2020, Jounce Therapeutics, Inc. since June 2016, Adaptimmune Therapeutics plc since June 2016, ObsEva S.A. since

November 2016, and Ovid Therapeutics, Inc. since June 2017. Previously, Ms. Duncan served on the boards of directors of Immunomedics, Inc. from March 2019 to October 2020, Innoviva, Inc., from November 2016 through April 2018, and Aevi Genomic Medicine, Inc., from June 2015 through January 2020. Ms. Duncan received her B.A. from Louisiana State University and her M.B.A. from the Wharton School, University of Pennsylvania. We believe Ms. Duncan is qualified to serve on our Board due to her experience in the biotechnology industry and with public companies.

Steve Gannon, CA/CPA, age 59, has served as a member of our board of directors since January 2020. Mr. Gannon has served on the board of directors of Xenon Pharmaceutics Inc., a biotechnology company, since May 2015, the board of directors of enGene Inc., a biotechnology company, since February 2017. From June 2014 to March 2018, Mr. Gannon served on the board of directors of Advanced Accelerator Applications SA, a healthcare company acquired by Novartis in January 2018. Mr. Gannon was Chief Financial Officer, Senior Vice President of Finance and Treasurer at Aptalis Pharma Inc. until February 2014, after which it was sold to Forest Laboratories. Prior to joining Aptalis in 2006, Mr. Gannon served as the Chief Financial Officer for Cryocath Technologies Inc. from 1999 to 2006, as the Director of Finance and Administration of the Research Division of AstraZeneca Canada Inc. from 1996 to 1999, and as the Chief Financial Officer of Mallinckrodt Medical Inc.’s Canadian operations from 1989 to 1995. He received a BComm in Accounting and Business Systems from Concordia University in Montreal, Canada in 1983, and completed the Executive Program at the Richard Ivey School of Business at the University of Western Ontario in Ontario, Canada in 1995. He has been a Chartered Accountant since 1985. We believe that Mr. Gannon is qualified to serve on our board of directors because of his financial expertise and senior management expertise in the pharmaceutical industry.

Chau Q. Khuong, age 45, has served as a member of our board of directors since March 2019. Mr. Khuong has served as a Private Equity Partner at OrbiMed Advisors LLC, a venture capital and asset management firm, since 2003. Mr. Khuong currently serves as a director of several publicly traded life sciences companies, including BELLUS Health Inc. since December 2018, Synlogic, Inc. since February 2016, Inspire Medical Systems, Inc. since May 2014, and Aerpio Pharmaceuticals, Inc. since April 2014, and previously served as a director of Nabriva Therapeutics plc (formerly Nabriva Therapeutics AG) from April 2015 to August 2017, Otonomy, Inc. from August 2013 to July 2016 and as chairman of the board of directors of Pieris Pharmaceuticals, Inc. from December 2014 to November 2017. Mr. Khuong received a B.S. in Molecular Biology with a concentration in Biotechnology and a M.P.H. with a concentration in Infectious Diseases from Yale University. We believe that Mr. Khuong is qualified to serve as a member of our board of directors due to his extensive directorship and healthcare industry experience.

Philina Lee, Ph.D., age 44, has served as a member of our board of directors since February 2021. Dr. Lee currently serves as Senior Vice President and Head of Portfolio Strategy at Blueprint Medicines Corporation, a publicly traded precision therapy company. Since joining Blueprint in 2014, Dr. Lee has served in positions of increasing responsibility, including leading new product strategy, establishing the commercial organization, and leading multiple new product launches. Prior to joining Blueprint Medicines, Dr. Lee served as Head of U.S. Marketing at Algeta ASA, where she contributed to building the fully integrated organization that successfully launched Xofigo® (radium-223 dichloride), a first in class alpha-emitting radiopharmaceutical. Algeta was acquired by Bayer AG in 2014. Dr. Lee does not currently serve on any other public company board of directors. Dr. Lee holds a Ph.D. from the Massachusetts Institute of Technology and a B.S. from the University of Alberta. We believe that Dr. Lee is qualified to serve as a member of our board of directors due to her extensive healthcare industry experience.

Heather Preston, M.D., age 55, has been a member of our board of directors since March 2019. Dr. Preston has served as a Managing Partner at Pivotal bioVenture Partners, a venture capital firm, and as a Senior Advisor at TPG Biotech, a biotechnology venture capital firm, since July 2018. Dr. Preston was previously a Partner and Managing Director at TPG Biotech from May 2005 to July 2018. Dr. Preston currently serves on the boards of directors of several publicly traded and private life sciences companies, including Karuna Therapeutics, Inc., Oxford BioMedica PLC, and Entasis Therapeutics Holdings, Inc. and Akouos, Inc. and served on the board of directors of Alder Biopharmaceuticals, Inc. until acquired by Lundbeck A/S in October 2019, the board of directors of Albireo Pharma, Inc. from 2008 to 2018, and the board of directors of Otonomy, Inc. from January 2010 until February 2020. Dr. Preston received her M.D. from the University of Oxford and a BS in Biochemistry from the University of London. We believe that Dr. Preston is qualified to serve on our board of directors because of her extensive experience in the biopharmaceutical investment industry and her scientific background.

John Valliant, Ph.D., age 51, is our founder and has served as Chief Executive Officer and as a member of our board of directors since December 2014. From March 2008 to October 2018, Dr. Valliant was the Chief Executive Officer at the Centre for Probe Development and Commercialization, or CPDC, a radiopharmaceutical research and development center, which he also founded. Since 1999, Dr. Valliant has also served as a Professor in the Department of Chemistry and Chemical Biology at McMaster University. Dr. Valliant completed his Ph.D. at McMaster University, and also completed a post-doctoral fellowship under the joint supervision of professors Alun G. Jones of Harvard Medical School and Alan Davison of the Massachusetts Institute of Technology. We believe that Dr. Valliant is qualified to serve on our board of directors because of his considerable qualifications, attributes and skills, including his distinguished scientific background and experience in leadership roles in the biopharmaceutical industry.

DIRECTOR COMPENSATION

Under our director compensation program, we pay our non-employee directors both cash and equity retainers. During fiscal year 2020, John Valliant, Ph.D., our Chief Executive Officer, served as a member of our board of directors, as well as an employee, and received no additional compensation for his services as a director. See the section entitled “Executive Compensation” for more information about Dr. Valliant’s compensation for fiscal year 2020.

Each non-employee director receives a cash retainer for service on the board of directors and for service on each committee of which the director is a member. The chairperson of the board and of each committee receives a higher retainer for such service. These fees are payable quarterly in arrears. The fees paid in 2020 to non-employee directors for service on the board of directors and for service on each committee of the board of directors on which the director is a member were as follows:

	Member Annual Fee	Chairperson Annual Fee
Board of Directors	$35,000	$65,000
Audit Committee	7,500	15,000
Compensation Committee	5,000	10,000
Nominating and Corporate Governance Committee	4,000	8,000

For 2021, no changes were made to the fees paid for service on our board of directors or any committee thereof, except as set forth below.

Under our director compensation program, upon their initial election to the board of directors, each non-employee director receives an option to purchase 30,000 common shares, which initial option vests ratably in 36 equal monthly installments, subject to continued service as a director through the applicable vesting dates, and becomes exercisable in full upon a change in control of our company. Further, on the date of the first board meeting held after each annual meeting of shareholders, each non-employee director receives an option to purchase 15,000 common shares. Each of these options vests on the earlier of: (i) the first anniversary of the grant date or the next annual meeting of shareholders, or (ii) upon a change in control of our company, both subject to the non-employee director’s continued service as a director. The exercise price of these options equals the fair market value of our common shares on the date of grant. In March 2021, the Board increased the initial option grant for non-employee directors from 30,000 common shares to 34,000 common shares and the annual grant from 15,000 common shares to 17,000 shares.

This program is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our shareholders.

We reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending board of director and committee meetings. The following table sets forth information regarding compensation earned by our non-employee directors during the year ended December 31, 2020. Dr. Lee joined our board of directors in February 2021 and therefore she is not included in the following table. Dr. Bergstrom joined our board of directors in April 2021 and therefore he is not included in the following table.

Director Compensation for 2020

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Total ($)
Pablo Cagnoni, M.D.(2)	$38,333	$295,800	$334,133
Johan Christenson, M.D, Ph.D. (3)	19,500	295,800	315,300
Barbara Duncan(4)	17,250	217,779	235,029
Steve Gannon (5)	43,333	560,705	604,038
Chau Khuong(6)	25,250	295,800	321,050
Damian Lamb, Ph.D.(7)	—	295,800	295,800
Heather Preston, M.D.(8)	23,750	295,800	319,550

(1)

The amounts in the Option Awards column reflect the grant date fair value of option awards granted during 2020 under our stock incentive plans, calculated in accordance with Financial Accounting Standards Codification Topic 718, Compensation-Stock Compensation, or FASB ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures related to service-based vesting conditions, and there can be no assurance that FASB ASC Topic 718 amounts will reflect actual amounts realized. Refer to Note 10, “Share-Based Compensation”, in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for 2020 filed with the SEC on March 25, 2021 for the relevant assumptions used to determine the valuation of our option awards.

(2)

The number of shares underlying stock option awards granted to our non-employee directors in 2020 and the grant date fair value of such stock options as determined in accordance with FASB ASC Topic 718 are:

Director	Grant Date	Number of Shares Underlying Stock Option Grants in 2020	Grant Date Fair Value of Stock Option Grants in 2020 ($)
Dr. Cagnoni	6/25/2020	30,000	$295,800
Dr. Christenson	6/25/2020	30,000	295,800
Ms. Duncan	10/30/2020	30,000	217,779
Mr. Gannon	1/19/2020	141,011	264,905
	6/25/2020	30,000	295,800
Mr. Khuong	6/25/2020	30,000	295,800
Dr. Lamb	6/25/2020	30,000	295,800
Dr. Preston	6/25/2020	30,000	295,800

(3)	At December 31, 2020, Dr. Cagnoni held stock options to purchase 30,000 common shares.
(4)	At December 31, 2020, Dr. Christenson held stock options to purchase 30,000 common shares.
(5)	At December 31, 2020, Ms. Duncan held stock options to purchase 30,000 common shares.
(6)	At December 31, 2020, Mr. Gannon held stock options to purchase 171,011 common shares.
(7)	At December 31, 2020, Mr. Khuong held stock options to purchase 30,000 common shares.
(8)	At December 31, 2020, Dr. Lamb held stock options to purchase 3,333 common shares.
(9)	At December 31, 2020, Dr. Preston held stock options to purchase 30,000 common shares.

CORPORATE GOVERNANCE

General

We believe that good corporate governance is important to ensure that our company is managed for the long-term benefit of our shareholders. We periodically review our corporate governance policies and practices and compare them to those suggested by various authorities in corporate governance and the practices of other public companies. As a result, we have adopted policies and procedures that we believe are in the best interests of our company and our shareholders.

Corporate Governance Guidelines

Our corporate governance guidelines assist our board of directors in the exercise of its duties and responsibilities and to serve the best interests of our company and our shareholders. These guidelines, which provide a framework for the conduct of our board’s business, provide that:

•	the principal responsibility of the directors is to oversee our management;

•	a majority of the members of the board shall be independent directors, unless otherwise permitted by Nasdaq rules;

•	the independent directors meet at least twice a year and at other times at the request of any independent director;

•	directors have full and free access to management and, as necessary and appropriate, independent advisors; and

•	at least annually, the nominating and corporate governance committee oversees a self-evaluation by the board to assess the effectiveness of the board and its committees.

Our board of directors is responsible for managing or supervising the management of our business and affairs. This includes appointing our chief executive officer, advising management on strategic issues, approving our business and other plans and monitoring our performance against those plans and against our operating and capital budgets. In addition, our board also receives and considers recommendations from our various committees with respect to matters such as the following:

•	the compensation of our directors;

•	criteria for board and committee membership;

•	persons to be nominated for election as directors and to each of the board’s committees; and

•	matters relating to our code of business conduct and ethics and corporate governance guidelines.

Our board of directors does not have a written mandate.

Code of Business Conduct and Ethics

We have also adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is posted on the “Investors & Media—Corporate Governance” section of our website, which is located at www.fusionpharma.com. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a Current Report on Form 8-K to be filed with the SEC and will file a copy of any amendment with Canadian securities regulators on www.sedar.com. Employees are required to annually certify compliance with the code.

Removal of Directors

The Canada Business Corporation Act (the “CBCA”) provides that our directors may be removed by the affirmative vote of the holders of at least a majority of the votes cast at an annual or special meeting of our shareholders, and that certain vacancies on our board of directors, including a vacancy resulting from an enlargement of our board of directors that is permitted by the CBCA, may be filled by a quorum of our directors. In accordance with the terms of the Articles of the Corporation (as amended, the “articles”), and our general by-laws (as amended, the “by-laws”), we expect that our board of directors will be elected to hold office until the next annual shareholders meeting.

Advance Notice Provisions

Our by-laws provide that, subject to the CBCA and the articles, only persons who are nominated in accordance with our “advance notice” provisions will be eligible for election as directors at any annual meeting of our shareholders, or at any special meeting if one of the purposes for which the special meeting was called was election of directors. These provisions are intended to: (1) facilitate orderly and efficient annual general meetings or, where the need arises, special meetings; (2) ensure that all our shareholders receive adequate notice of board nominations and sufficient information with respect to all nominees; and (3) allow our shareholders to vote on an informed basis.

Under our advance notice provisions, a shareholder wishing to nominate a director would be required to provide us with notice, in a prescribed form and within prescribed time periods as specified in our by-laws. These time periods include, (1) in the case of an annual meeting of shareholders, not less than 30 days prior to the date of the annual meeting of shareholders; provided that if the first public announcement of the date of the annual meeting of shareholders, the Notice Date, is less than 50 days before the meeting date, not later than the close of business on the 10th day following the Notice Date, and (2) in the case of a special meeting (which is not also an annual meeting) of shareholders called for any purpose which includes electing directors, not later than the close of business on the 15th day following the Notice Date; provided that, in either instance, if “notice-and-access” provisions under applicable Canadian laws are used for delivery of proxy related materials in respect of a meeting described above, and the notice date in respect of the meeting is not less than 50 days prior to the date of the applicable meeting, the notice must be received not later than the close of business on the 40th day before the applicable meeting.

A shareholder wishing to nominate a director must provide notice to our corporate secretary by email (at such email address that is set in our issuer profile on the System for Electronic Document Analysis and Retrieval at www.sedar.com) or by personal delivery at Fusion Pharmaceuticals Inc., 270 Longwood Road South, Hamilton, Ontario, Canada L8P 0A6.

Determination of Independence

Our board of directors has determined that each of our directors, with the exception of Dr. Valliant, who serves as our Chief Executive Officer, is an “independent director” within the meaning of the director independence standards established by the SEC and the Nasdaq Stock Market (“Nasdaq”) and Canadian securities laws. Our board of directors also determined that Steve Gannon, Chau Khuong and Heather Preston, M.D. who comprise our audit committee, Pablo Cagnoni, M.D., Steve Gannon and Heather Preston, M.D., who comprise our compensation committee, and Johan Christenson, Barbara Duncan and Chau Khuong, who comprise our nominating and corporate governance committee, satisfy the independence standards for such committees established by the SEC, the Nasdaq, and Canadian securities laws, as applicable. In making such determinations, our board of directors evaluated, and will evaluate at least on an annual basis, all relationships that each such non-employee director has with our company in light of all facts and circumstances our board of directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.

The non-management directors meet at regularly scheduled executive sessions without management participation, and at least twice each year an executive session with only independent directors present is held. In 2020, there were at least ten executive sessions at which only the independent directors were present.

Board Self-Assessment; Director Candidates: Criteria and Diversity

Our board performs an annual self-assessment. During this self-assessment, the board considers many factors, including, but not limited to, the expertise of existing board members and the expertise of directors we need in our transition from a clinical development stage company to becoming a commercial enterprise. The board’s annual self-assessment is conducted by a written survey in which each director is asked to comment on the effectiveness and contribution of the board as a whole. The assessment of this potential expertise consists of a review of the business expertise of our current directors.

Our board of directors is responsible for selecting its own members. The board of directors delegates the selection and nomination process to our nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.

Generally, our nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of independent director search firms, through recommendations submitted by shareholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance Committee confirms that the candidates meet the minimum qualifications for director nominees established by the nominating and corporate governance committee. These criteria include the candidate’s personal and professional ethics and integrity, achievement and competence in our field and ability to exercise sound business judgment, skills that are complementary to those of our existing board of directors, ability to assist and support management and make significant contributions to our success, and an understanding of the fiduciary responsibilities that are required of a director and the and the ability to act in the interests of all shareholders.

The nominating and corporate governance committee may gather information about the candidates through meetings from time to time, questionnaires or background checks to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of the committee and our board. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors’ approval as director nominees for election to the board of directors.

The board does not believe that limits on the number of consecutive terms a director may serve or on the directors’ ages are appropriate in light of the substantial benefits of a sustained focus on the company’s business, strategy and industry over a significant period of time. Instead, each director’s performance is assessed by the nominating and corporate governance committee in light of relevant factors.

Our nominating and corporate governance committee has a formal with respect to diversity, and believes that our board, taken as a whole, should embody a diverse set of skills, experience, knowledge and backgrounds, including an appropriate number of women directors. The board has not adopted targets for the number or proportion of female directors as the company is committed to a merit-based system for board composition, which reflects a diverse and inclusive culture where directors believe that their views are heard, their concerns are attended to and they serve in an environment where bias, discrimination and harassment on any matter are not tolerated. When identifying suitable candidates for appointment to the board, the company considers candidates on merit against objective criteria and the needs of the board and considers the need to increase the number of women directors on the board to meet the company’s goal. When recruiting new candidates for appointment, search protocols will go beyond the networks of existing board members and will incorporate diversity, including identification of female candidates, as a component. Any search firm engaged to assist the board or the nominating and corporate governance committee in identifying candidates for appointment to the board shall be directed to include women candidates and women candidates will be included in the board’s evergreen list of potential board nominees. Currently three of our nine (33%) directors are women.

The company has not adopted targets for the number or proportion of directors who are members of a visible minority, Indigenous peoples or persons with a disability (the “designated groups”) or for other diversity characteristics at this time. For now, the board has chosen to focus on gender in exclusion to other diversity characteristics and the nominating and corporate governance committee does not specifically consider the level of representation of members of designated groups on the board in identifying and nominating candidates for election or re-election to the board. Currently, two of our directors are visible minorities and none of the directors are Indigenous peoples or persons with a disability.

The company does not consider the level of representation of women or other designated groups in executive officer positions and has not adopted targets for the number or proportion of directors who are women or members of other designated groups as the company seeks to promote individuals solely based on merit. Currently two of the executive officers are women, none of the executive officers are visible minorities and none of the executive officers are Indigenous peoples or persons with a disability.

Shareholders may recommend individuals to our nominating and corporate governance committee for consideration as potential director candidates by providing timely notice and meeting the other requirements set forth in our by-laws, including our advanced notice provision, and the rules and regulations of the SEC, applicable Canadian securities laws and the CBCA. Assuming such requirements have been met, the nominating and corporate governance committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. If the board determines to nominate a shareholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next annual meeting.

Shareholders also have the right under our bylaws to directly nominate director candidates, without any action or recommendation on the part of the committee or our board, by following the procedures set forth under “Shareholder Proposals for the 2022 Annual Meeting.”

The company conducts an orientation program for each new director, which generally includes conversations with individual members of management. The orientation is designed to familiarize the new director with the company’s business and strategic plans, key policies and practices, principal officers and management structure, auditing and compliance processes and its code of business conduct and ethics. New directors have access to historical published information about the company, its articles and by-laws, the corporate governance guidelines and the charters of the board’s committees and other relevant information. The nominating and corporate governance committee is responsible for providing materials or briefing sessions for continuing directors on topics that will assist them in discharging their duties. In addition, management makes regular presentations to the Board on the main areas of the company’s business and new developments in the industry.

Communication from Shareholders

The board will give appropriate attention to written communications that are submitted by shareholders and will respond if and as appropriate. The chairman of the board of directors is primarily responsible for monitoring communications from shareholders and for providing copies or summaries to the other directors as he considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the chairman of the board considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we receive repetitive or duplicative communications.

Board and Committee Meetings

Our board of directors held fourteen meetings and acted by written consent four times during 2020. During 2020, each of the directors then in office attended at least 75% of the aggregate of all meetings of the board of directors and all meetings of the committees of the board of directors on which such director then served. A director’s attendance rate is considered by the nominating and corporate governance committee when making recommendations for re-appointment of the director. Continuing directors and nominees for election as directors in a given year are required to attend the annual meeting of shareholders, barring significant commitments or special circumstances. Fusion did not hold a 2020 annual meeting of shareholders. The board meeting attendance record for each director who served at the end of 2020 is as follows:

Board Member	Number of Board Meetings Held in 2020 Board Member Eligible to Attend	Number of Board Meetings Attended
Ms. Duncan	1	1
Dr. Cagnoni	14	14
Dr. Christenson	14	13
Mr. Gannon	14	13
Mr. Khuong	14	14
Dr. Preston	14	13
Dr. Valliant	14	13

Our board has established an audit committee, a compensation committee and a nominating and corporate governance committee. Each of these committees operates under a charter that has been approved by our board of directors. A copy of each charter can be found under the “Investors & Media—Corporate Governance” section of our website, which is located at www.fusionpharma.com. The board has not adopted position descriptions for the chairperson of each committee. However, each committee chairperson understands that the responsibilities of the committee chairperson include responsibility for providing leadership to the committee, including chairing meetings in a manner that facilitates open discussions and expressions of competing views, and reporting to the board on the work of the committee and any recommendations for approval by the board. The committee chairperson also ensures that the committee receives the information required for the performance of its responsibilities. In March 2021, our board of directors also established a Research and Development Committee to assist the board in its oversight of our research and development activities.

Audit Committee

The audit committee, which has been established in accordance with Section 3(a)(58) of the Exchange Act, currently consists of Steve Gannon, Chau Khuong and Heather Preston M.D. Mr. Gannon is the chair of the audit committee. Our board of directors has determined that each member of the audit committee meets the independence requirements established by the SEC, the applicable listing standards of Nasdaq and applicable Canadian laws. Our board of directors has determined that Mr. Gannon qualifies as an “audit committee financial expert” within the meaning of SEC regulations. Our audit committee assists our board of directors in its oversight of our accounting and financial reporting process and the audits and quarterly reviews of our financial statements. We currently do not have an internal audit function. The audit committee held nine meetings during 2020. The audit committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•	reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;

•

reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

•	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

•	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

•

recommending based upon the audit committee’s review and discussions with management and our independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10-K;

•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

•	preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

•	reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and

•	reviewing quarterly earnings releases.

All audit services to be provided to us and all non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Compensation Committee

The current members of our compensation committee are Pablo Cagnoni, M.D., Steve Gannon and Heather Preston, M.D, Dr. Cagnoni is the current chair of the compensation committee. Our compensation committee assists our board of directors in the discharge of its responsibilities relating to the compensation of our executive officers. The compensation committee held five meetings and acted by written consent twice during 2020. The compensation committee’s responsibilities include:

•	annually reviewing and recommending to the board of directors the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;

•

evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and based on such evaluation (i) reviewing and determining the cash compensation of our Chief Executive Officer and (ii) reviewing and approving grants and awards to our Chief Executive Officer under equity-based plans;

•	reviewing and approving the compensation of our other executive officers;

•	reviewing and establishing our overall management compensation, philosophy and policy;

•	overseeing and administering our compensation and similar plans;

•	evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq listing rules;

•	reviewing and approving our policies and procedures for the grant of equity-based awards;

•	reviewing and recommending to the board of directors the compensation of our directors;

•	preparing our compensation committee report if and when required by SEC rules;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” if and when required, to be included in our annual proxy statement; and

•	reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters.

Nominating and Corporate Governance Committee

The current members of our nominating and corporate governance committee are Barbara Duncan, Johan Christenson, Ph.D. and Chau Khuong. Mr. Khuong is the chair of the nominating and corporate governance committee. The nominating and corporate governance committee held five meetings during 2020. The nominating and corporate governance committee’s responsibilities include:

•	developing and recommending to the board of directors criteria for board and committee membership;

•	establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by shareholders;

•	reviewing the composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

•	identifying individuals qualified to become members of the board of directors;

•	recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;

•	developing and recommending to the board of directors a code of business conduct and ethics and a set of corporate governance guidelines;

•	overseeing the evaluation of our board of directors and management; and

•	developing a succession plan for the chief executive officer position for consideration by the board and reporting on the plan to the board.

Our board of directors may from time to time establish other committees.

Limitations on Liability and Indemnification Agreements

We are governed by the CBCA. Under the CBCA, and under our by-laws, we may (or must, in the case of our by-laws) indemnify our current or former directors and officers or any other individuals who act or have acted at our request as a director or officer of a related entity, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by such individual in respect of any civil, criminal, administrative, investigative or other proceeding in which such individual is involved because of his or her association with us or a related entity. The CBCA also provides that we may also make an advance payment to such individual for costs, charges and expenses reasonably incurred in connection with such a proceeding, provided, however, that such individual shall repay such payment if he or she does not fulfill the conditions described below. The CBCA also provides that we may, with the approval of the court, indemnify the individual or make an advance payment in respect of certain derivative actions by or on behalf of us or the other entity to procure a judgement in our or its favor.

Indemnification is prohibited under the CBCA unless the individual:

•

acted honestly and in good faith with a view to our best interests, or in the best interests of the other entity for which the individual acted as director or officer or in a similar capacity at our request; and

•	in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the individual had reasonable grounds for believing that his or her conduct was lawful.

The CBCA also provides that the individual is entitled to indemnification from us in respect of all costs, charges and expenses reasonably incurred by the individual in connection with the defense of any civil, criminal, administrative, investigative or other proceeding to which the individual is subject because of his or her association with us or a related entity if the individual (i) was not judged by the court or other competent authority to have committed any fault or omitted to do anything that the individual ought to have done, and (ii) fulfils the conditions described above.

The CBCA and our by-laws authorize us to purchase and maintain insurance for the benefit of each of our current or former directors or officers and other agents and each person who acts or acted at our request as a director, officer or other agent or an individual acting in a similar capacity, of another entity.

In addition, we have entered into separate indemnity agreements with each of our directors and officers pursuant to which we agree to indemnify and hold harmless our directors and officers against any and all liability, loss, damage, cost or expense in accordance with the terms and conditions of the CBCA and our by-laws.

We maintain a directors’ and officers’ insurance policy pursuant to which our directors and officers are insured against liability for actions taken in their capacities as directors and officers. We believe that these provisions in our by-laws and these indemnity agreements are necessary to attract and retain qualified persons as directors and officers. There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves, or in the past has served, as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who serve as members of our board of directors or our compensation committee. None of the members of our compensation committee is an officer or employee of our company, nor have they ever been an officer or employee of our company.

Board Leadership Structure

Our board of directors is currently chaired by Barbara Duncan, an independent director. Currently, the role of chairman of the board of directors is separated from the role of chief executive officer. Separating these positions allows our chief executive officer to focus on our day-to-day business, while allowing the chairperson of the board to lead the board of directors in its fundamental role of providing advice to and independent oversight of management. The board has not adopted a position description for the chairperson. However, there is a shared understanding on the board of the chairperson’s responsibilities. The chairperson’s primary role is to provide leadership to the board and its committees, including chairing meetings in a manner that facilitates open discussions and expressions of competing views. The chairperson is also responsible for, among other things, assisting the board in obtaining information required for the performance of their duties, retaining appropriately qualified and independent advisors as needed, working with the board to support board development and to ensure a proper committee structure is in place, providing a link between the board and management and acting in an advisory capacity to the chief executive officer in all matters concerning the interests and management of the company. Our board of directors recognizes the time, effort and energy that the chief executive officer must devote to his position in the current business environment, as well as the commitment required to serve as the chairperson of the board, particularly as the board of directors’ oversight responsibilities continue to grow. Our board of directors also believes that this structure ensures a greater role for the non-management directors in the oversight of our company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our board of directors. Our board of directors believes its administration of its risk oversight function has not affected its leadership structure. Although our by-laws do not require our chairperson of the board and chief executive officer positions to be separate, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time. The board has not adopted a separate position description for our chief executive officer. The role and responsibilities of the chief executive officer is delineated by frequent discussion and interaction between the board chairperson and the chief executive officer.

Oversight of Risk

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction and intellectual property as more fully discussed under “Risk Factors” in our Annual Report on Form 10-K. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

Our board of directors regularly discusses with management our major risk exposures, the potential impact of these risks on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our board to understand the company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.

The audit committee reviews information regarding liquidity and operations, and oversees our management of financial risks. Periodically, the audit committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the audit committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The compensation committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The nominating and corporate governance committee manages risks associated with the independence of the board, corporate disclosure practices, and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered by our board as a whole.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than the compensation agreements and other arrangements described in “Executive Compensation” and elsewhere in this proxy statement and the relationships and transactions described below, since January 1, 2020, there was no transaction or series of transactions to which we were or will be a party in which:

•	the amount involved exceeded or will exceed $120,000; and

•

any of our directors, executive officers or holders of more than five percent of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Class B Preferred Share Financing

In March 2019, with subsequent closings in January 2020 and June 2020, we sold an aggregate of 73,612,085 of our Class B preferred shares at a purchase price of $1.5154 per share for an aggregate amount of $111.6 million. In connection with the Class B preferred share financing, certain investors purchased 8,874,378 of our Class B special voting shares at a purchase price of $0.000001 per share and 8,874,378 Class B preferred exchangeable shares of Fusion Pharmaceuticals (Ireland) Limited at a purchase price of $1.5154 per share for an aggregate amount of $13.4 million. The following tables summarize purchases of our Class B preferred shares and Class B special voting shares and the Class B preferred exchangeable shares of Fusion Pharmaceuticals (Ireland) Limited by related persons:

Shareholder	Class B Preferred Shares	Total Purchase Price
Varian Medical Systems, Inc.(1)	14,517,619	$21,999,999.84
OrbiMed Private Investments VII, LP(2)	11,878,051	$17,999,998.50
Pivotal bioVenture Partners Fund I L.P.(3)	6,598,917	$9,999,998.83
Entities affiliated with Adams Street Partners, LLC(4)	5,366,173	$8,131,898.57
Johnson & Johnson Innovation—JJDC, Inc.(5)	5,059,460	$7,667,105.70
TPG Biotechnology Partners V, L.P.	4,289,296	$6,499,999.16
Genesys Ventures III LP(6)	2,146,469	$3,252,759.13

(1)	Deepak Khuntia served as a member of our board of directors until April 2020 and is an affiliate of Varian Medical Systems, Inc., which holds more than 5% of our voting securities.
(2)

Chau Khuong serves on our board of directors and is an affiliate of OrbiMed Advisors LLC of which OrbiMed Private Investments VII, LP is an affiliated fund. OrbiMed Private Investments VII, LP collectively holds more than 5% of our voting securities.

(3)	Heather Preston serves on our board of directors and is an affiliate of Pivotal bioVenture Partners of which Pivotal bioVenture Partners Fund I L.P. is an affiliated fund.
(4)

Represents 862,558 Class B preferred shares purchased by Adams Street 2014 Direct Fund LP, 662,111 Class B preferred shares purchased by Adams Street 2015 Direct Venture/Growth Fund LP, 642,260 Class B preferred shares purchased by Adams Street 2016 Direct Venture/Growth Fund LP, 961,412 Class B preferred shares purchased by Adams Street 2017 Direct Venture/Growth Fund LP and 2,237,832 Class B preferred shares purchased by Adams Street Venture/Growth Fund VI LP. Elisha Gould III served as a member of our board of directors until just prior to the closing of this offering and is an affiliate of Adams Street Partners, LLC, of which Adams Street 2014 Direct Fund LP, Adams Street 2015 Direct Venture/Growth Fund LP, Adams Street 2016 Direct Venture/Growth Fund LP, Adams Street 2017 Direct Venture/Growth Fund LP and Adams Street Venture/Growth Fund VI LP are affiliated funds. Entities affiliated with Adams Street Partners, LLC collectively hold more than 5% of our voting securities.

(5)	Asish Xavier served as a member of our board of directors until March 2020 and is an affiliate of Johnson & Johnson Innovation—JJDC, Inc., which holds more than 5% of our voting securities.

(6)

Damian Lamb served as the chairman of our board of directors until November 2020 and is an affiliate of Genesys Capital Management Inc., of which Genesys Ventures III LP is an affiliated fund. Genesys Ventures III LP holds more than 5% of our voting securities.

Shareholder	Class B Special Voting Shares	Class B Preferred Exchangeable Shares	Total Purchase Price
HealthCap VII L.P.(1)	5,712,216	5,712,216	$8,656,292.14
Seroba Life Sciences Fund III Limited Partnership	3,162,162	3,162,162	$4,791,940.30

(1)

Johan Christenson serves on our board of directors and is an affiliate of HealthCap Advisor AB, of which HealthCap VII L.P. is an affiliated fund. HealthCap VII L.P. holds more than 5% of our voting securities.

Share Exchange and Voting Agreement

As part of the Class B financing, certain investors purchased Class B preferred exchangeable shares of Fusion Pharmaceuticals (Ireland) Limited, or the Exchangeable Shares. Pursuant to that certain Amended and Restated Share Exchange and Voting Agreement, between us, Fusion Pharmaceuticals (Ireland) Limited and the holders of the Exchangeable Shares, the Exchangeable Shares may be redeemed at the election of the holder and upon certain events, including the closing of a Qualified Public Offering (as defined in the Articles of the Corporation, as amended). The redemption price for the Exchangeable Shares was equal to the par value of $0.000001 per share. Simultaneously with such redemption, we issued to such holders of Class B preferred shares, on a 1-for-1 basis, and redeemed the same number of Class B special voting shares held by such holder.

Warrant Issuance

In January 2020, we issued warrants to purchase an aggregate of 3,126,391 of our Class B preferred shares and 873,609 Class B preferred exchangeable shares of Fusion Pharmaceuticals (Ireland) Limited at an exercise price of $1.5154 per share. The warrants were issued for no consideration and had an issuance-date fair value of $1.4 million.

Holder	Warrants
Entities affiliated with Adams Street Partners, LLC(1)	565,763
Varian Medical Systems, Inc.(2)	519,919
Johnson & Johnson Innovation—JJDC, Inc.(3)	475,802
TPG Capital Biotechnology Partners V, L.P.	371,819
OrbiMed Private Investments VII, LP(4)	359,377
Genesys Ventures III LP(4)	226,305
Pivotal bioVenture Partners Fund I L.P.(5)	199,654
HealthCap VII L.P.(6)	576,233	*
Seroba Life Sciences Fund III Limited Partnership(7)	297,376	*

*	Represent warrants to purchase Class B preferred exchangeable shares of Fusion Pharmaceuticals (Ireland) Limited
(1)

Represents 90,941 warrants purchased by Adams Street 2014 Direct Fund LP, 69,807 warrants purchased by Adams Street 2015 Direct Venture/Growth Fund LP, 67,714 warrants purchased by Adams Street 2016 Direct Venture/Growth Fund LP, 101,363 warrants purchased by Adams Street 2017 Direct Venture/Growth Fund LP and 235,938 warrants purchased by Adams Street Venture/Growth Fund VI LP. Elisha Gould III served as a member of our board of directors until just prior to the closing of this offering and is an affiliate of Adams Street Partners, LLC, of which Adams Street 2014 Direct Fund LP, Adams Street 2015 Direct Venture/Growth Fund LP, Adams Street 2016 Direct Venture/Growth Fund LP, Adams Street 2017 Direct

Venture/Growth Fund LP and Adams Street Venture/Growth Fund VI LP are affiliated funds. Entities affiliated with Adams Street Partners, LLC collectively hold more than 5% of our voting securities.
(2)	Deepak Khuntia served as a member of our board of directors until April 2020 and is an affiliate of Varian Medical Systems, Inc., which holds more than 5% of our voting securities.
(3)	Asish Xavier served as a member of our board of directors until March 2020 and is an affiliate of Johnson & Johnson Innovation—JJDC, Inc., which holds more than 5% of our voting securities.
(4)	Chau Khuong serves on our board of directors and is an affiliate of OrbiMed Advisors LLC of which OrbiMed Private Investments VII, LP is an affiliated fund.
(5)

Damian Lamb served as the chairman of our board of directors and is an affiliate of Genesys Capital Management Inc., of which Genesys Ventures III LP is an affiliated fund. Genesys Ventures III LP holds more than 5% of our voting securities.

(6)	Heather Preston on our board of directors and is an affiliate of Pivotal bioVenture Partners of which Pivotal bioVenture Partners Fund I L.P. is an affiliated fund.
(7)

Johan Christenson serves on our board of directors and is an affiliate of HealthCap Advisor AB, of which HealthCap VII L.P. is an affiliated fund. HealthCap VII L.P. holds more than 5% of our voting securities.

(8)

Alan O’Connell served as a member of our board of directors until March 2019 and is an affiliate of Seroba Life Sciences Management Limited, of which Seroba Life Sciences Fund III Limited Partnership is an affiliated fund. Seroba Life Sciences Fund III Limited Partnership collectively holds more than 5% of our voting securities.

Agreements with CPDC

We have entered into a Master Services Agreement and a Supply Agreement with the Centre for Probe Development and Commercialization, or CPDC, under which CPDC provides products and services to us, including preclinical and manufacturing services, administrative support services, access to laboratory facilities and laboratory technicians and products for human safety and efficacy clinical trials. In connection with the Supply Agreement, we pay CPDC $45,000 per month, plus fees for production, packaging and distribution of products supplied to us. In connection with the Master Services Agreement, we pay CPDC periodically pursuant to the amounts set forth in each work order. During the years ended December 31, 2018, 2019 and 2020, we made payments to CPDC in connection with the services described above of $1.0 million, $1.2 million and $1.1 million, respectively. John Valliant, our Chief Executive Officer, is the founder and a member of the board of directors of CPDC.

Policies and Procedures for Related Person Transactions

Our board of directors reviews and approves transactions with directors, officers and holders of five percent or more of our voting securities and their affiliates, each a related party. In connection with our initial public offering, we adopted a formal written policy that our executive officers, directors, holders of more than five percent of any class of our voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a related party transaction with us without the prior consent of our audit committee, or other independent members of our board of directors in the event it is inappropriate for our audit committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, holders of more than five percent of any class of our voting securities, or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000 must first be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee will consider the relevant facts and circumstances available and deemed relevant to our audit committee, including, but not limited to, whether the transaction will be on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction. All of the transactions described in this section were entered into prior to the adoption of this policy.

EXECUTIVE COMPENSATION

Overview

The following discussion contains forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. The actual amount and form of compensation and the compensation policies and practices that we adopt in the future may differ materially from currently planned programs as summarized in this discussion.

As an “emerging growth company”, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act. This section provides an overview of the compensation awarded to, earned by, or paid to each individual who served as our principal executive officer for the year ended December 31, 2020, or fiscal year 2020, and our next two most highly compensated executive officers in respect of their service to our company for fiscal year 2020. We refer to these individuals as our named executive officers. Our named executive officers for fiscal year 2020 are:

•	John Valliant, Ph.D., our Chief Executive Officer;

•	Eric Burak, Ph.D., our Chief Science Officer; and

•	John Crowley, CPA, our Chief Financial Officer; and

•	James O’Leary, M.D, our Chief Medical Officer.

Compensation for our executive officers is composed primarily of the following main components: base salary; bonus; and equity incentives in the form of stock options. Our executive officers, like all full-time employees, are eligible to participate in our health and welfare benefit plans. As we transition from a private company to a publicly traded company, we intend to evaluate our compensation philosophy and compensation plans and arrangements as circumstances require.

2020 Summary Compensation Table

The following table presents information regarding the total compensation that was awarded to, earned by or paid to our named executive officers for services rendered during fiscal year 2020.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
John Valliant, Ph.D,	2020	$505,124	(4)	$—		$6,137,543	$311,880	$28,491	$6,983,038
Chief Executive Officer	2019	399,299	(4)	—		835,095	136,927	28,233	1,399,554
Eric Burak, Ph.D., (5)	2020	388,277		—		1,221,626	186,902	25,604	1,822,409
Chief Scientific Officer	2019	293,610		—		99,570	90,129	425	483,734
John Crowley,	2020	437,795		—		951,608	196,597	12,040	1,598,040
Chief Financial Officer	2019	310,500	(6)	—		425,718	109,069	4,650	849,937
James O’Leary, M.D.,	2020	349,380	(7)	25,000	(8)	1,790,283	158,212	5,048	2,327,923
Chief Medical Officer

(1)

The amounts reported for 2019 and 2020 represent the aggregate grant date fair value of the stock options awarded to the named executive officer, calculated in accordance with Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718. Such grant date fair values do not take into account any estimated forfeitures related to service-based vesting conditions. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in Note 10, “Share-based Compensation,” to our audited financial statements included in our Annual Report on

Form 10-K for the fiscal year ended December 31, 2020. The amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by the named executive officers upon exercise of the stock options or sale of the underlying common shares.
(2)

Amounts reflect annual performance bonuses paid to our named executive officers under our annual performance-based incentive plan in the year indicated. Such amounts paid to Dr. Valliant and Dr. Burak were paid in CAD and have been converted from CAD to USD using a conversion rate of CAD$1.328 to USD$1.00 for 2019 and CAD$1.340 to USD$1.00 for 2020.

(3)

For Dr. Valliant, these amounts reflect $28,322 in pension benefits paid to McMaster University as described further below under “Narrative to Summary Compensation Table—Employment Agreements with our Named Executive Officers—John Valliant, Ph.D.”. Such amount was paid in CAD and has been converted from CAD to USD using a conversion rate of CAD$1.328 to USD$1.00 for 2019 and CAD$1.340 to USD$1.00 for 2020. Dr. Valiant also received a parking benefit of $169 in 2020. For Dr. Burak these payments for 2020 consisted of $25,267 in Canadian registered retirement savings plan contributions and $337 in parking reimbursement. For Mr. Crowley these payments for 2020 consisted solely of a company match to his 401k. For Dr. O’Leary, these amounts represent the value of perquisites and other personal benefits which include company-paid premiums for group term life insurance, long-term disability, a company match to executives’ 401(k) and parking reimbursements. Such amounts paid to Dr. Burak have been converted from CAD to USD using a conversion rate of CAD$1.328 to USD$1.00 for 2019 and CAD$1.340 to USD$1.00 for 2020.

(4)

A portion of Dr. Valliant’s salary is paid by McMaster University, in accordance with a Memorandum of Understanding with McMaster University, described below under “Narrative to Summary Compensation Table—Employment Agreements with our Named Executive Officers—John Valliant, Ph.D.”. The amounts reported for Dr. Valliant as “Salary” include the portion for which we reimburse McMaster University. In addition, a portion of Dr. Valliant’s salary was paid in CAD. Such amounts have been converted from CAD to USD using a conversion rate of CAD$1.328 to USD$1.00 for 2019 and CAD$1.340 to USD$1.00 for 2020.

(5)	Amounts paid to Dr. Burak in salary were paid in CAD. Such amounts have been converted from CAD to USD using a conversion rate of CAD$1.328 to USD$1.00 for 2019 and CAD$1.340 to USD$1.00 for 2020.
(6)	Mr. Crowley was hired in February 2019 and, accordingly, the amount of salary and bonus reflects the amount paid to Mr. Crowley in 2019, prorated to reflect his partial year of service.
(7)	Dr. O’Leary was hired in March 2020 and accordingly, the amount of salary and bonus reflects the amount paid to Dr. O’Leary in 2020, prorated to reflect his partial year of service
(8)	Amount reflects a sign-on bonus paid to Dr. O’Leary in connection with his commencement of his employment.

Narrative to Summary Compensation Table

The primary elements of compensation for our named executive officers are base salary, bonus, and equity incentives in the form of stock options. These elements (and the amounts of compensation and benefits under each element) were selected because we believe they are necessary to help us attract and retain executive talent in a very competitive market, which is fundamental to our success. Below is a more detailed summary of the current executive compensation program as it relates to our named executive officers.

Annual Base Salary

We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. Base salaries are reviewed annually by our board of directors. For the year ended December 31, 2020, the annual base salaries for each of Dr. Valliant, Dr. Burak, Mr. Crowley, and Dr. O’Leary were reviewed and adjusted upward to reflect a market study of the salaries paid to public company employees conducted prior to the effectiveness of our initial public offering on June 25, 2020. As a result, at December 31, 2020, the annual base salaries for each of Dr. Valliant, Dr. Burak, Mr. Crowley, and

Dr. O’Leary were $740,579 CAD ($542,400 USD), $564,582 CAD ($413,500 USD), $423,700 and $438,300, respectively. For the year ending December 31, 2021, the annual base salaries for each of Dr. Valliant, Dr. Burak, Mr. Crowley, and Dr. O’Leary will be increased to $748,368 CAD ($558,672 USD), $574,754 CAD ($429,065 USD), $440,648 and $451,368, respectively.

Cash Bonus

We also believe that a significant portion of our executives’ cash compensation should be based on the attainment of business goals established by our Board of Directors or Compensation Committee. Each of our named executive officers participated in our Senior Executive Cash Incentive Bonus Plan, or the Bonus Plan. The Bonus Plan provides for formula-based incentive payments based upon the achievement of certain corporate and individual performance goals and objectives approved by our Board of Directors and Compensation Committee, respectively. We typically establish bonus targets for our named executive officers and conduct an annual performance review process to serve as the basis for determining eligibility for any such bonuses. Among the key parameters that typically are the basis for such bonus determinations are our achievement of overall corporate goals and the achievement of specified goals and objectives by each individual employee. For the year ended December 31, 2020, Dr. Valliant was eligible to receive an annual cash bonus equal to 50% of his base salary, based on company performance. Dr. Burak, Mr. Crowley and Dr. O’Leary were eligible to receive an annual cash bonus equal to 40% of their respective salaries, based on company and individual performance.

All final bonus payments to our named executive officers (other than for Dr. Valliant) are approved by our Compensation Committee. Any final bonus payment to Dr. Valliant is recommended by our Compensation Committee and approved by our Board of Directors. The actual bonuses, if any, awarded in a given year may vary from target, depending on individual performance and the achievement of corporate objectives and may also vary based on other factors at the discretion of our Compensation Committee (or Board of Directors, in the case of Dr. Valliant’s bonus).

For 2020, the corporate performance objectives generally fell into the categories of advancing our alpha-targeted therapies, particularly FPI-1434; executing on collaborations and license agreements with several third parties; fostering our dynamic culture and adding critical personnel to aid in our long-term success; and securing public, private or non-dilutive funding to ensure sufficient cash runway to carry our development and clinical programs forward. In evaluating management’s performance relative to corporate performance for 2020, our Compensation Committee determined to award a corporate achievement level of 115%. This corporate achievement level along with each individual’s performance (other than Dr. Valliant) was then used to determine each named executive officer’s bonus. For 2020, we awarded bonuses to Dr. Valliant, Dr. Burak, Mr. Crowley and Dr. O’Leary in the amounts of $417,778 CAD ($311,880 USD), $250,364 CAD ($186,902 USD), $196,597 and $158,212, respectively.

Equity Compensation

Although we do not have a formal policy with respect to the grant of equity incentive awards to our named executive officers, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our shareholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. During the year ended December 31, 2020, we granted options to purchase common shares to each of our named executive officers, as described in more detail in the “Outstanding Equity Awards at 2020 Fiscal Year-End” table, including shares granted effective upon our initial public offering in June 2020. In February 2021, as part of our annual compensation review, Dr. Valliant, Dr. Burak, Mr. Crowley and Dr. O’Leary were granted time-based stock options for 336,000 shares, 139,000 shares, 138,000 shares and 114,000 shares, respectively. These options vest 25% at the one-year anniversary of the grant and then in equal 36 monthly installments. In addition, Dr, Burak was granted two additional option grants in February 2021: a time-based stock option for 41,000 shares that vests in 36 monthly installments beginning on March 4, 2021 and a performance-based stock option for 136,600 shares that vests no earlier than December 2022 and no later than December 2026 but only if certain manufacturing and development milestones are achieved.

Employment Agreements with Our Named Executive Officers

We have entered into executive compensation arrangements, offer letters and an employment agreement, with each of our named executive officers. Except as noted below, these employment arrangements provide for “at will” employment.

John Valliant, Ph.D.—In June 2020 we entered into a new employment agreement with Dr. Valliant, replacing his existing employment agreement upon the completion of our initial public offering. The new employment agreement provides for Dr. Valliant’s continued employment and sets forth his 2020 annual base salary at $542,400, the terms of his discretionary annual bonus, certain expense reimbursements, his eligibility for accrued paid vacation, his obligation to cooperate with us in litigation and regulatory matters both during and after his employment, and his non-disparagement obligations both during and after his employment.

Pursuant to a Memorandum of Understanding, or the MOU, between us, Dr. Valliant, and McMaster University, or the University, dated July 1, 2018, Dr. Valliant will continue his employment with the University while also continuing in his appointment as our Chief Executive Officer. Pursuant to the terms of the MOU, Dr. Valliant remains on the University’s payroll and remains eligible for University benefits. In addition, we reimburse the University for 75% of the University’s payment of Dr. Valliant’s salary and benefits annually (including as Dr. Valliant’s base salary is increased) and correspondingly deduct such payments of base salary from us to Dr. Valliant. In the event Dr. Valliant’s services to us are terminated, we and Dr. Valliant will provide the University with not less than six weeks of advance written notice and we are responsible for reimbursing the University for 75% of the University’s payment of Dr. Valliant’s salary and benefits during such six-week notice period, including any associated costs, fees and expenses.

In addition, Dr. Valliant has entered into and is subject to our confidential information, assignment of inventions, and non-solicitation and non-competition agreements.

Eric Burak, Ph.D.—In June 2020 we entered into a new employment agreement with Dr. Burak, which replaced his existing employment agreement upon the completion of our initial public offering. The new employment agreement provides for Dr. Burak’s continued employment and sets forth his 2020 annual base salary at $413,500, the terms of his discretionary annual bonus, certain expense reimbursements, his eligibility for accrued paid vacation, his obligation to cooperate with us in litigation and regulatory matters both during and after his employment, and his non-disparagement obligations both during and after his employment.

In addition, Dr. Burak has entered into an agreement with us which contains protections of confidential information, requires assignment of inventions, restricts Dr. Burak from certain solicitation and competition activities during his employment and for a period thereafter.

John Crowley—In June 2020 we entered into a new employment agreement with Mr. Crowley, which replaced his existing employment agreement upon the completion of our initial public offering. The new employment agreement provides for Mr. Crowley’s continued employment and sets forth his 2020 annual base salary of $423,700, the terms of his discretionary annual bonus, certain expense reimbursements, his eligibility to participate in our benefit plans generally, his eligibility for accrued paid vacation, his obligation to cooperate with us in litigation and regulatory matters both during and after his employment, and his non-disparagement obligations both during and after his employment.

James O’Leary, M.D.—In June 2020 we entered into a new employment agreement with Dr. O’Leary, which replaced his existing employment agreement upon the completion of our initial public offering. The new employment agreement provides for Dr. O’Leary’s continued employment and sets forth his 2020 annual base salary of $438,300, the terms of his discretionary annual bonus, certain expense reimbursements, his eligibility to participate in our benefit plans generally, his eligibility for accrued paid vacation, his obligation to cooperate with us in litigation and regulatory matters both during and after his employment, and his non-disparagement obligations both during and after his employment.

Benefits Provided Upon Termination Without Cause

Under the terms of the employment agreements we have entered into with each of Drs. Valliant and Burak, Mr. Crowley and Dr. O’Leary, if such executive’s employment is terminated by us without cause or by the executive for good reason (as defined in each executive’s employment agreement), subject to the executive’s signing a separation agreement that will include, among other things, a general release of potential claims against us, (1) he will be entitled to continue to receive his monthly base salary for a period of 12 months; (2) he will be entitled to any incentive compensation pursuant the employment agreement awarded in the year preceding the year of termination but not yet paid and a pro-rated annual bonus up to the date of termination (or, in the case of Dr. Valliant, his target annual bonus for the then-current year); (3) we will continue to make payments of group insurance benefits for Drs. Valliant and Burak for 12 months; and (4) for Mr. Crowley and Dr. O’Leary, subject to the respective copayment of employee premiums and respective proper election to receive benefits under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or COBRA, the monthly employer contribution that we would have made to provide Mr. Crowley or Dr. O’Leary health insurance if either had remained employed by us until the earliest of (i) the 12 month anniversary of his date of termination, (ii) his eligibility for group medical plan benefits under any other employer group medical plan, or (iii) the cessation of his rights under COBRA.

Benefits Provided Upon a Change in Control

We have designed our change-in-control policies to provide income continuity after a change-in-control of the company that results in the executive being separated from the company. Our policy in the case of change-in-control benefits has been to structure these as “double trigger” benefits. In other words, the change-in-control does not itself trigger benefits; rather, benefits are paid only if the employment of the executive is terminated or the executive terminates his employment for good reason during a specified period after the change-in-control. We believe a “double trigger” benefit maximizes shareholder value because it prevents an unintended windfall to executives in the event of a friendly change-in-control, while still providing them appropriate incentives to cooperate in negotiating any change-in-control in which they believe they may lose their jobs. Under the terms of their respective employment arrangements, if, within one year following a change in control, each of our named executive officer’s employment is terminated by us or the succeeding company, as applicable, without cause or he terminates his employment for good reason (as defined in the applicable employment agreement), subject to the executive’s signing a separation agreement that will include a general release of potential claims against us:

•

in the case of Dr. Valliant, (1) he will be entitled to continue to receive his monthly base salary for a period of 18 months, (2) he will be entitled to receive any incentive compensation awarded in the year preceding the year of termination but not yet paid and a lump-sum payment equal to 150% of his target bonus at the time he ceases to be employed by the company or the succeeding company, as applicable, and (3) the company or the succeeding company, as applicable, will continue to make payments of group insurance benefits for eighteen months;

•

in the case of Dr. Burak, (1) he will be entitled to continue to receive his monthly base salary for a period of 12 months, (2) he will be entitled to receive any incentive compensation awarded in the year preceding the year of termination but not yet paid and a lump-sum payment equal to 100% his target bonus at the time he ceases to be employed by the company or the succeeding company, as applicable, and (3) the company or the succeeding company, as applicable, will continue to make payments of group insurance benefits for 12 months;

•

in the case of each of Mr. Crowley and Dr. O’Leary , (1) he will be entitled to continue to receive his monthly base salary for a period of 12 months, (2) he will be entitled to receive any incentive compensation awarded in the year preceding the year of termination but not yet paid and a lump-sum payment equal to 100% of his target bonus at the time he ceases to be employed by the company or the succeeding company, as applicable, and (3) subject to the respective copayment of employee premiums and respective proper election to receive benefits under COBRA, the monthly employer contribution that we would have made to provide Mr. Crowley or Dr. O’Leary health insurance if either had remained employed by us until the earliest of (i) the 12 month anniversary of his date of termination, (ii) his eligibility for group medical plan benefits under any other employer group medical plan, or (iii) the cessation of his rights under; and

•

in the case of all executive officers, the vesting and exercisability of all time-based stock option awards on the later of the date of termination or the effective date of the separation and release of claims agreement.

In addition, Mr. Crowley and Dr. O’Leary have each entered into an agreement with us which contains protections of confidential information, requires assignment of inventions, restricts him from certain solicitation activities during his employment and for a period thereafter, and restricts him from certain competitive activities during his employment and for a period thereafter. Pursuant to the agreement, Mr. Crowley and Dr. O’Leary are eligible to receive 50% of their respective highest annualized base salary paid by us within the two-year period preceding the last day of his respective employment during the post-employment non-competition period (but for not more than 12 months following the end of his respective employment) if we enforce the respective non-competition covenant, or garden leave pay. If either Mr. Crowley or Dr. O’Leary is eligible to receive either any other severance or change in control payments as described above, such payment(s) shall be reduced by the amount of the garden leave pay.

Other Benefits and Perquisites

We offer participation in broad-based retirement, health and welfare plans to all of our colleagues, including our named executive officers. All of our full-time colleagues, including our named executive officers, are eligible to participate in a standard suite of health and welfare benefit plans, including those set forth below.

401(k) Plan

We maintain a tax-qualified retirement plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax-advantaged basis. Plan participants are able to defer eligible compensation subject to applicable annual Internal Revenue Code limits. We provide a matching contribution of 100 percent of employee contributions up to 3.5% percent of compensation, which vests after two years of service. The 401(k) plan is intended to be qualified under Section 401(a) of the Internal Revenue Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Internal Revenue Code. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan.

RRSP

We maintain a Canadian registered retirement savings plan, or RRSP, that provides eligible Canadian employees with an opportunity to save for retirement on a tax-advantaged basis. We provide a matching contribution of 100 percent of employee contributions up to 3 percent of compensation. For 2020 only, we provided all employees with a 5% contribution to their RRSP.

Other

We also provide all employees, including executive officers, with a flexible spending account plan, the right to purchase common shares under an employee stock purchase plan and paid time off benefits, including vacation, sick time and holidays. We do not offer or provide any additional perquisites (other than those noted here) to the chief executive officer or any other executive officer of the company.

Compensation Risk Assessment

We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk-taking. This is primarily due to the fact that our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals, in particular in connection with our pay-for-performance compensation philosophy. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on the company.

Outstanding Equity Awards at 2020 Fiscal Year-End

The following table summarizes the number of common shares that were underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2020.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date
John Valliant, Ph.D	510,882	(1)	22,213	$1.02	2/22/2027
	259,037	(1)	11,263	$1.02	2/22/2027
	252,801	(2)	353,920	$2.35	4/1/2029
	—	(3)	173,528	$2.99	1/10/2030
	—	(4)	206,541	$17.00	6/18/2030
	—	(5)	372,948	$17.00	6/25/2030
Eric Burak, Ph.D.	153,264	(1)	6,664	$1.02	2/22/2027
	77,711	(1)	3,379	$1.02	2/22/2027
	30,141	(2)	42,199	$2.35	4/1/2029
	—	(3)	38,561	$2.99	1/10/2030
	—	(4)	44,754	$17.00	6/18/2030
	—	(5)	69,980	$17.00	6/25/2030
John Crowley	143,629	(6)	169,730	$2.19	2/28/2029
	—	(3)	38,561	$2.99	1/10/2030
	—	(4)	26,972	$17.00	6/18/2030
	—	(5)	60,852	$17.00	6/25/2030
James O’Leary, M.D.	—	(7)	351,921	$4.44	3/16/2030
	—	(4)	26,971	$17.00	6/18/2030
	—	(5)	60,852	$17.00	6/25/2030

(1)	This option vests as to 25% of the shares on February 22, 2018 and further vests in 36 equal monthly installments thereafter until February 22, 2021.
(2)	This option vests as to 25% of the shares on April 1, 2020 and further vests in 36 equal monthly installments thereafter until April 1, 2023.

(3)	This option vests as to 25% of the shares on January 10, 2021 and further vests in 36 equal monthly installments thereafter until January 10, 2024.
(4)	This option vests as to 25% of the shares on June 18, 2021 and further vests in 36 equal monthly installments thereafter until June 18, 2024.
(5)	This option vests as to 25% of the shares on June 25, 2021 and further vests in 36 equal monthly installments thereafter until June 25, 2024.
(6)	This option vests as to 25% of the shares on February 28, 2020 and further vests in 36 equal monthly installments thereafter until February 28, 2023.
(7)	This option vests as to 25% of the shares on March 16, 2021 and further vests in 36 equal monthly installments thereafter until March 16, 2024.

Other Compensation Agreements and Policies

Other Agreements

We have also entered into non-competition, non-solicitation and non-disclosure agreements with each of our named executive officers. Under the non-competition, non-solicitation and non-disclosure agreements, each named executive officer has agreed (i) not to compete with us during his employment and for a period of one year after the termination of his employment, (ii) not to solicit our employees during his employment and for a period of one year after the termination of his employment, (iii) to protect our confidential and proprietary information, and (iv) to assign to us related intellectual property developed during the course of his employment.

Insider Trading Policy Prohibitions and Hedging Policy

Our company maintains an Insider Trading Policy that prohibits our officers, directors, employees and designated consultants and contractors who in the course of the performance of their duties have access to material, nonpublic information regarding the Company from engaging in the following transactions:

•	selling any of our securities that they do not own at the time of the sale (a “short sale”);

•

buying or selling puts, calls, other derivatives of the Company or any derivative securities that provide the economic equivalent of ownership of any of our securities or an opportunity, direct or indirect, to profit from any change in the value of the Company’s securities or engage in any other hedging transaction with respect to the Company’s securities, at any time;

•	using our securities as collateral in a margin account; and

•	pledging our securities as collateral for a loan (or modifying an existing pledge).

Executive Officers

The following table lists the positions, names and ages of our executive officers as of April 9, 2021:

John Valliant, Ph.D.	51	Chief Executive Officer, Director
Eric Burak, Ph.D.	56	Chief Scientific Officer
John Crowley	47	Chief Financial Officer
James O’Leary, M.D.	56	Chief Medical Officer

John Valliant, Ph.D. is a continuing member of our board of directors. See “Proposal One—Election of Directors” for more information about Dr. Valliant.

Eric Burak, Ph.D., age 56, has served as our Chief Scientific Officer since February 2017. From October 2012 to February 2017, Dr. Burak served as the Chief Scientific Officer at CPDC. Prior to that, from June 2011 to October 2012, Dr. Burak served as Vice President, Development at Theracos, Inc., a pharmaceutical research and development company. Dr. Burak holds a Ph.D. in Analytical Chemistry from Temple University and a BS in Chemistry from Drexel University.

John Crowley, CPA, age 47, has served as our Chief Financial Officer since February 2019. From November 2016 to January 2019, Mr. Crowley served as Executive Vice President and Chief Financial Officer at Merus, Inc., a clinical-stage immuno-oncology company. From September 2013 to November 2016, Mr. Crowley served as the Corporate Senior Vice President, Corporate Controller and Chief Accounting Officer at Charles River Laboratories, Inc., a contract research organization. Mr. Crowley is a Certified Public Accountant and received a BS from Babson College in both Economics and Accountancy.

James O’Leary, M.D., age 56, has served as Chief Medical Officer since March 2020. From November 2019 to March 2020, Dr. O’Leary served as our Interim Chief Medical Officer. Prior to this role, Dr. O’Leary was an independent consultant to several biotech companies from October 2018 to March 2020, Vice President/Global Project Leader at Takeda Pharmaceuticals Company Limited, a global pharmaceutical company, from May 2017 to September 2018 and an independent consultant from November 2015 to May 2017. Prior to that, from November 2008 to October 2014, Dr. O’Leary was the Vice President and Chief Medical Officer of ImmunoGen, Inc., a biotechnology company focused on the development of antibody-drug conjugate technology to treat cancer. Dr. O’Leary received his M.D. from SUNY Health Science Center at Brooklyn and received his BS from Hofstra University.

There are no family relationships between or among any of our executive officers.

Equity Compensation Plan Information

The following table contains information about our equity compensation plans as of December 31, 2020. In addition, from time to time, we may grant “inducement grants” pursuant to Nasdaq Listing Rule 5635(c)(4).

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	5,607,244	(1)	$6.45	3,099,456	(2)
Equity compensation plans not approved by security holders	0		0	—

Total	5,607,244		$6.45	3,099,456

(1)	Consists of (i) 3,839,263 common shares issuable under our 2017 equity incentive plan and (ii) 1,767,981 common shares issuable under our 2020 stock option and incentive plan.
(2)

Consists of (i) 2,649,287 common shares available for future issuance under our 2020 stock option and incentive plan and (ii) 450,169 common shares available for future issuance under our 2020 employee share purchase plan.

AUDIT COMMITTEE REPORT

Report of the Audit Committee of the Board of Directors

This report is submitted by the Audit Committee of the board of directors (the “Board”). The Audit Committee currently consists of the three directors whose names appear below. None of the members of the Audit Committee is an officer or employee of the Company, and the Board has determined that each member of the Audit Committee is “independent” for audit committee purposes as that term is defined under Rule 10A-3 of the Exchange Act, and the applicable rules of the Nasdaq Stock Market LLC (“Nasdaq”). Each member of the Audit Committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. The Board has designated Steve Gannon as an “audit committee financial expert,” as defined under the applicable rules of the SEC. The Audit Committee operates under a written charter adopted by the Board.

The Audit Committee’s general role is to assist the Board in monitoring our financial reporting process and related matters. Its specific responsibilities are set forth in its charter.

The Audit Committee has reviewed the Company’s financial statements for the fiscal year ended December 31, 2020, and met with management, as well as with representatives of PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, to discuss the consolidated financial statements. The Audit Committee also discussed with members of PricewaterhouseCoopers LLP the matters required to be discussed by the Auditing Standard No. 1301, “Communication with Audit Committees,” as adopted by the Public Company Accounting Oversight Board.

In addition, the Audit Committee received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board and the SEC regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with members of PricewaterhouseCoopers LLP its independence.

Based on these discussions, the financial statement review and other matters it deemed relevant, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2020, be included in its Annual Report on Form 10-K for the year ended 2020.

The information contained in this Audit Committee report shall not be deemed to be “soliciting material,” “filed” or incorporated by reference into any past or future filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that the Company specifically incorporates it by reference.

By the audit committee of the board of directors,

Steve Gannon, Chair

Chau Khuong

Heather Preston, M.D.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed the firm of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as our independent auditors for the fiscal year ending December 31, 2021. In August 2019 we engaged PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm. Our engagement partner rotates every five years, with the next rotation expected after the completion of our 2023 audit. Although shareholder approval of our audit committee’s appointment of PricewaterhouseCoopers LLP is not required by law, our board believes that it is advisable to give shareholders an opportunity to ratify this appointment. If this proposal is not approved at the Annual Meeting, our audit committee will reconsider its appointment of PricewaterhouseCoopers LLP. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from our shareholders.

Principal Accountant Fees and Services

PricewaterhouseCoopers LLP audited our financial statements for the year ended December 31, 2020. The board of directors has appointed PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

The following table summarizes the fees of PricewaterhouseCoopers LLP billed or expected to be billed to us for each of the last two fiscal years.

Fee Category	2020	2019
Audit Fees(1)	$2,270,000	$350,000
Audit-Related Fees(2)	—	—
Tax Fees(3)	338,600	92,521
All Other Fees(4)	2,800	2,000

Total Fees	$2,611,400	$444,521

(1)

“Audit Fees” consist of fees for the audit of our annual financial statements, the review of our interim financial statements included in our quarterly reports on Form 10-Q, and consultations on miscellaneous filings with the SEC and Canadian securities regulators and other professional services provided in connection with regulatory filings or engagements.

(2)

“Audit-Related Fees” consists of fees billed by an independent registered public accounting firm for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements.

(3)	“Tax Fees” consist of fees for tax compliance, advice and tax services, including fees for tax preparation.
(4)	“All Other Fees” consists of fees billed for products and services, other than those described above under Audit Fees and Tax fees.

All such accountant services and fees were pre-approved by our audit committee in accordance with the “Audit Committee Pre-Approval Policies and Procedures” described below.

Audit Committee Pre-Approval Policies and Procedures

Our audit committee has adopted procedures requiring the pre-approval of all audit and non-audit (including tax) services that are to be performed by our independent registered public accounting firm in order to assure that these services do not impair the auditor’s independence. These procedures generally approve the performance of specific services subject to a cost limit for all such services. This general approval is to be reviewed, and if necessary modified, at least annually. Management must obtain the specific prior approval of the audit committee for each engagement of the independent registered public accounting firm to perform any other audit or non-audit services. The audit committee does not delegate its responsibility to approve services performed by the independent registered public accounting firm to any member of management.

The standard applied by the audit committee in determining whether to grant approval of any type of non-audit service, or of any specific engagement to perform a non-audit service, is whether the services to be performed, the compensation to be paid therefor and other related factors are consistent with the independent registered public accounting firm’s independence under guidelines of the SEC and applicable professional standards. Relevant considerations include whether the work product is likely to be subject to, or implicated in, audit procedures during the audit of our financial statements, whether the independent registered public accounting firm would be functioning in the role of management or in an advocacy role, whether the independent registered public accounting firm’s performance of the service would enhance our ability to manage or control risk or improve audit quality, whether such performance would increase efficiency because of the independent registered public accounting firm’s familiarity with our business, personnel, culture, systems, risk profile and other factors, and whether the amount of fees involved, or the non-audit services portion of the total fees payable to the independent registered public accounting firm in the period would tend to reduce the independent registered public accounting firm’s ability to exercise independent judgment in performing the audit.

All of the services rendered by PricewaterhouseCoopers LLP with respect to the 2020 and 2019 fiscal years were pre-approved by the audit committee in accordance with this policy.

Vote Required

The ratification of the appointment of PricewaterhouseCoopers LLP requires the affirmative vote of a majority of the common shares present in person or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

OTHER INFORMATION

Other Matters

Our board of directors does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the proxy card to vote, or otherwise act, in accordance with their judgment on such matters.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our directors and officers and holders of more than 10% of our common shares to file with the SEC, initial reports of ownership of our common shares and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Directors and officers and holders of 10% of our common shares are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. The SEC has designated specific deadlines for these reports, and we must identify in this Proxy Statement those persons who did not file these reports when due. To our knowledge, based solely on a review of copies of such forms furnished to us, and written representations made by our directors and officers regarding their filing obligations, we believe all Section 16(a) filing requirements were satisfied on a timely basis with respect to the year ended December 31, 2020.

Shareholder Proposals for the 2022 Annual Meeting

A shareholder who is entitled to vote at the annual meeting of shareholders to be held in 2022 (the “2022 Annual Meeting”) may raise a proposal for consideration at the 2022 Annual Meeting. We will consider such proposal for inclusion in our proxy statement and form of proxy relating to our 2022 Annual Meeting only if:

(1) The proposal is submitted in accordance with the procedures prescribed in Rule 14a-8 under the Exchange Act and in our bylaws and our Corporate Secretary receives the proposal no later than December 28, 2021, which is 120 days prior to the first anniversary of the mailing date of this proxy, unless the date of the 2022 Annual Meeting is changed by more than 30 days from the anniversary of our 2021 annual meeting of shareholders (the “Annual Meeting”), in which case the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials, and the proposal complies with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement; or

(2) The proposal is submitted in accordance with section 137 of the CBCA and the regulations thereunder and our Corporate Secretary receives the proposal no later than January 27, 2022, or 90 days before the anniversary date of the notice of meeting for the 2021 annual meeting of shareholders.

In addition, in the event the Company does not receive a shareholder proposal by January 27, 2022, the proxy to be solicited by the board for the 2022 Annual Meeting will confer discretionary authority on the holders of the proxy to vote the Common Shares if the proposal is presented at the 2022 Annual Meeting without any discussion of the proposal in the proxy materials for that meeting.

In addition, our by-laws establish an advance notice procedure for nominations for election to our board of directors and other matters that shareholders wish to present for action at an annual meeting other than those to be included in our proxy statement. In general, notice must be received at our principal executive offices not less than 30 calendar days before the annual meeting of shareholders However, if the date of the annual meeting is less than 50 days after the date on which disclosure is first made in a press release reported by a national news service in Canada, or in a document publicly filed by the Company under its profile on the System of Electronic Document Analysis and Retrieval at www.sedar.com, notice must be received not later than the close of business 10 calendar following such date. If the shareholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the board of directors for the 2022 Annual Meeting may exercise discretionary voting power regarding any such proposal. Shareholders are advised to review our by-laws which also specify requirements as to the form and content of a shareholder’s notice.

Shareholders also have the right under our by-laws to nominate director candidates directly, without any action or recommendation on the part of the nominating and corporate governance committee or the board of directors, by following the procedures set forth in our by-laws, including advance notice requirements. Candidates nominated by shareholders in accordance with the procedures set forth in our by-laws will not be included in our proxy card for the next annual meeting.

Any proposals, notices or information about proposed director candidates should be sent to:

Fusion Pharmaceuticals Inc.

270 Longwood Road South

Hamilton, Ontario. Canada L8P 0A6

Attention: Chair of the Nominating and Corporate Governance Committee

Where You Can Find More Information

The Company files reports, proxy statements, and other information with the SEC, which is all publicly available on the SEC’s website, http://www.sec.gov, and with the Canadian securities administrators, which is all publicly available on the SEDAR, www.sedar.com. You may also find any document we file with the SEC or Canadian securities regulators (and more) on our website at http://www.fusionpharma.com under the “Investors & Media” menu. References to our website are inactive textual references only and the contents of our website should not be deemed to be incorporated by reference into this proxy statement.

You should rely on the information contained in this document to vote your shares at the Annual Meeting. The Company has not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated April 27, 2021. You should not assume that the information contained in this document or incorporated by reference in this document is accurate as of any later date, and the mailing of this document to shareholders at any time after that date does not suggest otherwise. This Proxy Statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations.

Important Notice Regarding Delivery of Shareholder Documents

Intermediaries are permitted to adopt a procedure called “householding,” which has been approved by the SEC. Under this procedure, you intermediary may deliver a single notice and, if applicable, the proxy materials, will be delivered to multiple shareholders who share the same address, unless contrary instructions have been received. Once you have received notice from your intermediary that they will be “householding” communications to your address, “householding” will continue until you are notifies otherwise or until you revoke your consent. If you prefer to receive separate multiple copies of the proxy materials at the same address you can request additional copies by contacting your broker or contacting us at our principal executive offices, Fusion Pharmaceuticals, Inc., 270 Longwood Road South, Hamilton, Ontario Canada L8P 0A6, (289) 799-0891, Attn: Investor Relations, telephone (289) 799-0891. The Company will deliver those documents to such shareholder promptly upon receiving the request. Any such shareholder may also contact our Investor Relations department using the above contact information if he or she would like to receive separate proxy statements, notice of internet availability and annual reports in the future.

Other Business

The board of directors knows of no business to be brought before the Annual Meeting which is not referred to in the accompanying Notice of Annual Meeting. Should any such matters be presented, the persons named in the proxy shall have the authority to take such action in regard to such matters as in their judgment seems advisable. If you hold shares through a broker, bank, or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.

P.O. BOX 8016, CARY, NC 27512-9903

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

INTERNET
Go To: www.proxypush.com/FUSN
• Cast your vote online
• Have your Proxy Card ready
• Follow the simple instructions to record your vote
PHONE Call 1-866-834-5856
• Use any touch-tone telephone
• Have your Proxy Card ready
• Follow the simple recorded instructions
MAIL
• Mark, sign and date your Proxy Card
• Fold and return your Proxy Card in the postage-paid envelope provided
You must register to attend the meeting online and/or participate at www.proxydocs.com/FUSN

Form of Proxy
Fusion Pharmaceuticals Inc.
Annual Meeting of Shareholders
For Shareholders as of record on April 09, 2021

TIME:	Friday, June 04, 2021 10:00 AM, Eastern Time
PLACE:	Annual Meeting to be held live via the Internet - please visit
www.proxydocs.com/FUSN for more details.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints John Crowley, Maria Stahl and John Valliant, or                                                               (print the name of the person the undersigned is appointing if this person is someone other than the management nominees listed), and each of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of common stock of Fusion Pharmaceuticals Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. The securities represented by this proxy will be voted for or withheld from voting in respect of each of the matters described herein in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the notice of meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed above please insert the name of your chosen proxyholder in the space provided above.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Fusion Pharmaceuticals Inc.

Annual Meeting of Shareholders

Please make your marks like this:	Use dark black pencil or pen only

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
FOR ON PROPOSALS 1 AND 2

BOARD OF
DIRECTORS
PROPOSAL		YOUR VOTE		RECOMMENDS

1.  To elect nine directors, each to serve until the next annual meeting of shareholders and until his or her respective successor is duly elected and qualified, or such director’s earlier death, resignation, or removal.

	FOR	WITHHOLD
1.01 Donald Bergstrom, M.D., Ph.D.	☐	☐		FOR

1.02 Pablo Cagnoni, M.D.	☐	☐		FOR

1.03 Johan Christenson, Ph.D.	☐	☐		FOR

1.04 Barbara Duncan	☐	☐		FOR

1.05 Steve Gannon	☐	☐		FOR

1.06 Philina Lee, Ph.D.	☐	☐		FOR

1.07 Chau Khuong	☐	☐		FOR

1.08 Heather Preston, M.D.	☐	☐		FOR

1.09 John Valliant, Ph.D.	☐	☐		FOR

	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.	☐	☐	☐	FOR

3. To transact any other business that may properly come before the Annual Meeting or any adjournment thereof.

You must register to attend the meeting online and/or participate at www.proxydocs.com/FUSN

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date